UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

TRIANGLE PETROLEUM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 15, 2012

Dear Stockholder:

It is my pleasure to invite you to attend Triangle Petroleum Corporation’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will be held on November 16, 2012, at 9:00 am local time at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, Colorado 80202. The Notice of Annual Meeting and Proxy Statement (“Proxy Statement”) accompanying this letter describe the business to be conducted at the Annual Meeting.

The Board of Directors welcomes this opportunity to have a dialogue with our stockholders and looks forward to your comments and questions.

Rules adopted by the Securities and Exchange Commission allow companies to make materials available to stockholders using either the “notice only” or “full set delivery” options. This year, we have elected to mail proxy materials and our annual report on Form 10-K/A for the fiscal year ended January 31, 2012 (the “2011 Annual Report”), to our stockholders using the “full set delivery” option. However, in the future we may take advantage of the “notice only” option. On or about October 15, 2012, we intend to mail to our stockholders our proxy materials, the 2011 Annual Report, and instructions on how to submit proxies online.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please promptly submit your proxy in one of the ways outlined in the following Proxy Statement in order to have your shares voted at the Annual Meeting.

I look forward to seeing you on November 16, 2012.

Kind Regards,

/s/ Peter Hill

Executive Chairman of the Board

TRIANGLE PETROLEUM CORPORATION

1200 17th Street, Suite 2600
DENVER, COLORADO 80202
Telephone: (303) 260-7125

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2012 Annual Meeting of the Stockholders of Triangle Petroleum Corporation (the “Company”) will be held on November 16, 2012, at 9:00 am local time at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, Colorado 80202 for the purposes of:

1.	Electing the six (6) Directors nominated by the Company to hold office until the next annual meeting of stockholders;

2.	Ratifying the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013;

3.	Approving the issuance of shares of common stock, par value $0.00001 per share (“Common Stock”), pursuant to our 5.0% Convertible Promissory Note issued in July 2012 and the related preemptive rights;

4.	Approving the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that will be a wholly owned subsidiary of the Company;

5.	Approving an increase in the total number of shares of authorized shares of Common Stock, par value $0.00001 per share, to 140,000,000;

6.	Approving the authorization of 22,500,000 shares of preferred stock, par value $0.00001 per share;

7.	Approving an amendment to the 2011 Omnibus Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from the current maximum of 4,000,000 shares to an aggregate 5,900,000 shares; and

8.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on October 8, 2012 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal executive offices of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. The proxy materials and our annual report on Form 10-K/A for fiscal year ended January 31, 2012, will be mailed to stockholders on or about October 15, 2012.

By Order of the Board of Directors

/s/ Ryan D. McGee
Corporate Secretary

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

Table of Contents

PROPOSAL 1 — ELECTION OF DIRECTORS	12

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

PROPOSAL 3 — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO OUR 5.0% CONVERTIBLE PROMISSORY NOTE AND RELATED PREEMPTIVE RIGHTS	31

PROPOSAL 4 — APPROVAL OF REINCORPORATION IN DELAWARE AND RELATED TRANSACTIONS	37

PROPOSAL 5 — APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	54

PROPOSAL 6 — APPROVAL OF THE AUTHORIZATION OF SHARES OF PREFERRED STOCK	56

PROPOSAL 7 — APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2011 OMNIBUS INCENTIVE PLAN	57

OTHER MATTERS	67

Annex A – Form of Agreement and Plan of Merger	A-1

Annex B – Form of Certificate of Incorporation of Triangle-Delaware	B-1

Annex C – Form of Bylaws of Triangle-Delaware	C-1

Annex D – Form of Triangle Delaware Director Resignation Policy	D-1

Annex E – Certificate of Amendment of Articles of Incorporation	E-1

Annex F – Amended and Restated 2011 Omnibus Incentive Plan	F-1

TRIANGLE PETROLEUM CORPORATION

1200 17th STREET, SUITE 2600

DENVER, COLORADO 80202
Telephone: (303) 260-7125

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2012
AT 1200 17TH STREET, SUITE 2600
DENVER, COLORADO 80202
AT 9:00 AM LOCAL TIME

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the board of directors (the “Board of Directors”) of Triangle Petroleum Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate offices located at 1200 17th Street, Suite 2600, Denver, Colorado 80202 on November 16, 2012, at 9:00 am local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be mailed to stockholders on or about October 15, 2012.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal executive offices of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with providing this Proxy Statement and the solicitation of proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Each of the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the Company’s annual report on Form 10-K/A for the fiscal year ended January 31, 2012, is available at http://viewproxy.com/trianglepetroleum/2012/.

Rules adopted by the Securities and Exchange Commission (the “SEC”) allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to stockholders. However, in the future we may take advantage of the notice and access distribution option. If, in the future, we choose to send such notices, they will contain instructions on how stockholders can access our notice of meeting and proxy statement via the Internet. They will also contain instructions on how stockholders can request to receive their materials electronically or in printed form on a one-time or ongoing basis.

RECORD DATE

Stockholders of record at the close of business on October 8, 2012 will be entitled to receive notice of, attend and vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Peter Hill, our Executive Chairman, and Jonathan Samuels, our President and Chief Executive Officer, or either one of them who acts, will vote:

•	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2013 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013;

•	FOR the approval of the issuance of shares of common stock, par value $0.00001 per share (“Common Stock”), pursuant to our 5.0% Convertible Promissory Note issued in July 2012 (the “Convertible Note”) and the related preemptive rights (the “Note-Related Issuances”);

•	FOR the approval of the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that will be a wholly owned subsidiary of the Company (the “Reincorporation”);

•	FOR the approval of an increase in the total number of shares of authorized Common Stock to 140,000,000 (the “Authorized Share Increase”);

•	FOR the approval of the authorization (the “Preferred Share Authorization”) of 22,500,000 shares of preferred stock, par value $0.00001 per share (“Preferred Stock”);

•	FOR the approval of an amendment to the 2011 Omnibus Incentive Plan (the “Plan”) to increase the number of shares of Common Stock reserved for issuance under the Plan from the current maximum of 4,000,000 shares to an aggregate 5,900,000 shares (the “Plan Share Increase”); and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the Annual Meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of October 8, 2012, there were 44,318,486 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

One-third of the outstanding shares of Common Stock, or 14,772,829 shares as of October 8, 2012, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

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Brokers holding shares of record for customers are generally not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of broker non-votes, the only proposal at the Annual Meeting considered a “routine” matter is the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013, and brokers are entitled to vote uninstructed shares only with respect to that proposal. The proposals to elect our directors, approve the Note-Related Issuances, approve the Reincorporation, approve the Authorized Share Increase, approve the Preferred Share Authorization, and approve the Plan Share Increase are non-routine. Therefore, brokers are not entitled to vote on those matters unless the brokers receive voting instructions from their customers. As a result, it is very important that all of the Company’s beneficial owners provide instruction to their brokers on how to vote their shares.

Pursuant to the Convertible Note, so long as not less than 50% of the initial principal amount of the Convertible Note is outstanding and held by NGP Triangle Holdings, LLC (“NGP”), the initial purchaser of the Convertible Note, the Company has agreed to (i) obtain the prior written consent of NGP before submitting certain resolutions or matters to a vote of the holders of Common Stock for approval, or (ii) require the approval of such holders of Common Stock as would be required to approve such resolution or matter if all then-outstanding Convertible Notes held by NGP had been converted into shares of Common Stock immediately prior to the record date for such meeting of stockholders and NGP had voted all of such shares of Common Stock against such resolution or matter. Under the terms of the Convertible Note, NGP’s prior written consent is not required for the proposals to (i) elect the six (6) Directors nominated by the Company to hold office until the next annual meeting of stockholders, (ii) ratify KPMG LLP as our independent registered accounting firm for the fiscal year ending January 31, 2013, or (iii) approve the Note-Related Issuances. NGP has provided its written consent to the proposals to approve (i) the Reincorporation, (ii) the Authorized Share Increase, (iii) the Preferred Share Authorization, and (iv) the Plan Share Increase.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast on the election at the Annual Meeting. Accordingly, abstentions, directions to withhold authority, and “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) will have no effect on the outcome of the vote as long as each director nominee receives at least one vote.

•	In accordance with the rules of NYSE MKT LLC (“NYSE MKT”), the proposal to approve the Note-Related Issuances and the Plan Share Increase will require approval by a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on such matter. Abstentions and broker non-votes will be considered shares present for purposes of establishing a quorum but will not be considered as a vote cast and therefore will have no effect on the outcome of the vote on these proposals.

•	The proposals to approve the Reincorporation, the Authorized Share Increase and the Preferred Share Authorization will require the affirmative vote of a majority of the Company’s outstanding shares of Common Stock entitled to vote on those proposals. Thus, any abstentions, broker non-votes or other limited proxies will have the effect of a vote against approving the Reincorporation, the Authorized Share Increase and the Preferred Share Authorization.

•	The proposal to ratify KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013 will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter. Abstentions with respect to shares entitled to vote will be considered shares voted in person or by proxy and, therefore, will have the effect of a vote against this proposal. While brokers have discretionary authority and may vote on this proposal without having instructions from the beneficial owners or persons entitled to vote thereon, any “broker non-votes” will be considered shares present for purposes of establishing a quorum but are not entitled to vote and therefore will have no effect on the outcome of the vote on this proposal.

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In addition to votes cast at the Annual Meeting, directions to withhold authority to vote for directors, abstentions and broker non-votes will also be counted for purposes of determining whether a quorum is present for the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

We have delivered printed versions of these materials to you by mail in connection with the Company’s solicitation of proxies for use at the Annual Meeting to be held on November 16, 2012, at 9:00 am local time at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, Colorado 80202. These materials describe the proposals on which the Company would like you to vote and also provide you with information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Annual Meeting on or about October 15, 2012.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	the Company’s annual report on Form 10-K/A for the fiscal year ended January 31, 2012, as filed with the SEC on May 18, 2012; and

•	the proxy card and vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Peter Hill, our Executive Chairman, and Jonathan Samuels, our President and Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What items will be voted on?

You are being asked to vote on the election of the six nominated members of our Board of Directors, ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013, approval of the Note-Related Issuances, approval of the Reincorporation, approval of the Authorized Share Increase, approval of the Preferred Share Authorization, and approval of the Plan Share Increase. We will also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares FOR each of the six persons nominated for director, FOR ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013, FOR the approval of the Note-Related Issuances, FOR the approval of the Reincorporation, FOR the approval of the Authorized Share Increase, FOR the approval of the Preferred Share Authorization, and FOR the Plan Share Increase.

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How can I get electronic access to the proxy materials?

The proxy materials provide you with instructions regarding how to:

•	view the Company’s proxy materials for the Annual Meeting on the Internet; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Annual Meeting?

There were 44,318,486 shares of Common Stock outstanding on October 8, 2012, held by 23 holders of record. Only stockholders of record at the close of business on October 8, 2012 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share is entitled to one vote. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of the Company’s directors and executive officers is contained in the section in this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

While NGP is not entitled in its capacity as holder of the Convertible Note to vote at the Annual Meeting, pursuant to the Convertible Note, so long as not less than 50% of the initial principal amount of the Convertible Note is outstanding and held by NGP, the Company has agreed to obtain the prior written consent of NGP before submitting certain resolutions or matters to a vote of the holders of Common Stock for approval or to require the approval of such holders of Common Stock as would be required to approve such resolution or matter if all then-outstanding Convertible Notes held by NGP had been converted into shares of Common Stock immediately prior to the record date for such meeting of stockholders and NGP had voted all of such shares of Common Stock against such resolution or matter. NGP has provided its written consent to all of the proposals set forth in this Proxy Statement to which it is entitled to consent under the Convertible Note. See “Proposal 3 – Approval of the Issuance of Shares of Common Stock Pursuant to our 5.0% Convertible Promissory Note and Related Preemptive Rights – Description of the Convertible Note” for further discussion of NGP’s consent rights.

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Who will be admitted to the Annual Meeting?

Admission to the Annual Meeting will be limited to our stockholders of record, persons holding proxies from our stockholders, beneficial owners of our Common Stock and our employees. If your shares are registered in your name, we will verify your ownership at the meeting in our list of stockholders as of October 8, 2012. If your shares are held through a broker, bank or other nominee, you must bring proof of your ownership of the shares. This proof could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of October 8, 2012. You may also send proof of ownership to us at Triangle Petroleum Corporation, Attention: Corporate Secretary, 1200 17th Street, Suite 2600, Denver, CO 80202, or email: info@trianglepetroleum.com before the Annual Meeting and we will send you an admission card.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on October 8, 2012, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, the proxy materials were sent directly to you by the Company and you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on October 8, 2012, your shares were held in an account at a brokerage firm, bank, broker-dealer or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the proxy materials.

•	By Telephone. You may vote by calling the toll free number found on the proxy card.

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

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Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice provided by your broker.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 1200 17th Street, Suite 2600, Denver, Colorado 80202, a written notice of revocation or a properly created proxy bearing a later date prior to the Annual Meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you (i) indicate when voting by telephone that you wish to vote as recommended by the Board of Directors or (ii) sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

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How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the Annual Meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the director’s earlier resignation or removal.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Who pays the solicitation expenses?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers or employees, none of whom will receive additional compensation for such solicitation. We have retained Alliance Advisors to assist in the solicitation of proxies at an estimated cost of approximately $20,000, plus reasonable expenses. Those holding shares of Common Stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and in a current report on Form 8-K.

Why am I being asked to approve the Convertible Note if the Convertible Note has already been issued?

On July 31, 2012, we issued the Convertible Note in the initial principal amount of $120,000,000 to NGP, an affiliate of Natural Gas Partners. Following the Annual Meeting, the Convertible Note may be converted into shares of Common Stock at an initial conversion price of $8.00 per share in accordance with the terms and conditions of the Convertible Note. As a result, were it not for the NYSE MKT rules, the Convertible Note would initially be convertible into 15,000,000 shares of Common Stock, which represented approximately 33.9% of our outstanding shares of Common Stock as of the date of issuance of the Convertible Note, and would have represented approximately 25.3% of our outstanding Common Stock had the 15,000,000 shares been issued on such date.

In order to comply with the stockholder approval requirements of the NYSE MKT, the Convertible Note provides that, unless our stockholders approve the full convertibility of the Convertible Note, the Convertible Note may convert into no more than 8,814,685 shares of Common Stock (the “Common Stock Cap Limitation”), which is equal to 19.9% of our Common Stock outstanding immediately before the issuance of the Convertible Note. The Convertible Note further provides that if the conversion right is exercised and the Common Stock Cap Limitation limits the number of shares of Common Stock issued upon conversion, then the holder will receive cash or a promissory note in an amount equal to the value of the shares of the Common Stock that the holder would have received but for the Common Stock Cap Limitation.

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We agreed to include Proposal 3 in this Proxy Statement to allow our stockholders to vote on the Note-Related Issuances. Accordingly, we are asking you to approve the full conversion of the Convertible Note (including any increase in the principal amount arising from the capitalization of our interest obligations thereunder) in order that the Company may be able to fully satisfy its obligations under the Convertible Note through the issuance of shares of Common Stock rather than the payment of cash.

What happens if the Note-Related Issuances are not approved by the stockholders?

If the Note-Related Issuances are not approved at this meeting, we are required to seek stockholder approval for the issuance of shares of Common Stock upon full conversion of the Convertible Note at least two additional times, which would subject the Company to additional expense. In addition, if the Note-Related Issuances are not approved by our stockholders prior to the conversion of the Convertible Note, then upon conversion of the Convertible Note, the holder will receive 8,814,685 shares of Common Stock plus cash in an amount equal to the value of the additional shares of Common Stock into which the Convertible Note would have converted but for the Common Stock Cap Limitation. At our option, we may instead pay this amount by issuing a senior promissory note with a 12% interest rate having a three year maturity. Further, under the terms of the preemptive rights granted to NGP in connection with the Convertible Note, we cannot complete an offering of Common Stock to which the preemptive rights apply unless NGP consents to such offering or NGP is entitled to purchase at least 75% of the total number of shares of Common Stock that it would have been able to purchase pursuant to the preemptive rights but for the NYSE MKT’s limitation. As a result, we could be limited in our ability to complete an offering that we have determined is advisable without first seeking further stockholder approval for the related preemptive rights issuance, which could have a material adverse effect on our ability to complete the overall transaction.

Why are we proposing to reincorporate in Delaware?

We believe that reincorporation in Delaware will give us more flexibility, simplicity, and legal certainty in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by its officers and directors.

What is entailed by the Reincorporation?

We are incorporated in Nevada and, as such, are governed by Nevada law. As a result of the Reincorporation, we will be reincorporated in Delaware and governed by Delaware law. The Reincorporation will be effected by a merger of the Company into a wholly owned subsidiary of the Company that will be incorporated under Delaware law solely for this purpose. The Delaware subsidiary, which will be named “Triangle Petroleum Corporation,” will be the surviving corporation in the merger, and is sometimes referred to in this Proxy Statement as “Triangle−Delaware.” A copy of the form of Agreement and Plan of Merger (the “Merger Agreement”) by which the Reincorporation will be effected is attached to this Proxy Statement as Annex A. Approval of the Reincorporation also will constitute approval of the form of Merger Agreement, substantially in the form attached to this Proxy Statement as Annex A.

In the Reincorporation, each outstanding share of the Company’s Common Stock will automatically be converted into one share of Common Stock of Triangle-Delaware. Outstanding options to purchase shares of the Company’s Common Stock, and other equity awards relating to the Company’s Common Stock, likewise will become options to purchase the same number of shares of Common Stock or equity awards, as applicable, of Triangle–Delaware, with no change in the exercise price or other terms or provisions of the options or equity awards.

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Our business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the Reincorporation. Following the Reincorporation, our name will continue to be “Triangle Petroleum Corporation” and our ticker symbol on the NYSE MKT will remain “TPLM.”

How will the Reincorporation affect your rights as stockholders?

Your rights as a stockholder currently are governed by Nevada law and the provisions of the Company’s Articles of Incorporation, as amended, and the Second Amended and Restated By-Laws. As a result of the Reincorporation, you will become a stockholder of Triangle-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of Triangle-Delaware, which differ in some certain respects from your current rights. These important differences are discussed in this Proxy Statement under “Proposal 4 − Approval of Reincorporation in Delaware; Comparison of the Certain Rights of Stockholders Under Nevada and Delaware Law.” Forms of Triangle–Delaware’s Certificate of Incorporation and Bylaws are attached to this Proxy Statement as Annexes B and C, respectively.

How will the Reincorporation affect your ownership percentage in the Company?

Your proportionate ownership interest in the Company will not be affected by the Reincorporation.

Are dissenters’ rights available in connection with the Reincorporation?

No. Nevada law affords stockholders dissenters’ rights in connection with a reincorporation unless shares held by the stockholder are of a class or series which is (i) a covered security under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended, (ii) traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000 (exclusive of the value of such shares held by certain persons), or (iii) issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder as net asset value. Because the Common Stock is listed on the NYSE MKT and therefore satisfies (i) above, dissenters’ rights are not available to you in connection with the Reincorporation.

Should I send in my stock certificates?

No. Please do not send us your stock certificates. Following the Reincorporation, stock certificates previously representing the Common Stock may be delivered in effecting sales (through a broker or otherwise) of shares of Triangle-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Triangle-Delaware, and if you do so, it will be at your own cost.

What are the tax consequences of the Reincorporation to me?

We believe that the Reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, no gain or loss would generally be recognized by our U.S. holders (as defined under “Proposal 4 − Approval of Reincorporation in Delaware and Related Transactions − Material United States Federal Income Tax Consequences”) upon conversion of their shares of our Common Stock into shares of Common Stock of Triangle-Delaware pursuant to the Reincorporation.

No ruling will be sought from the Internal Revenue Service with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the Internal Revenue Service or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation. See “Proposal 4 − Approval of Reincorporation in Delaware and Related Transactions − Material United States Federal Income Tax Consequences” in this Proxy Statement.

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Who can help answer my questions?

If you need assistance in voting by telephone or over the Internet or completing your proxy card, or have questions regarding the Annual Meeting, please contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

877-777-5603

(Banks and brokers please call: 973-873-7780).

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PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our bylaws currently specify that the number of directors shall be at least one and no more than 13 persons, unless otherwise determined by a vote of the majority of the Board of Directors. Our Board of Directors currently consists of six persons and all of them have been nominated by our Nominating and Corporate Governance Committee to stand for re-election. Each director is elected by a plurality of the votes cast at the annual meeting of stockholders until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

In connection with the issuance of the Convertible Note and pursuant to our obligations under the related Investment Agreement, we increased the size of our Board of Directors from five to six members and appointed Roy A. Aneed, as designee of NGP, to fill the newly-created vacancy effective as of July 31, 2012. NGP has again nominated Mr. Aneed as its designated director, which nomination has also been supported by our Nominating and Corporate Governance Committee. Under the terms of the Investment Agreement, if Mr. Aneed is not re-elected by the stockholders, then our Board of Directors must again increase the size of the Board of Directors by one person and fill such newly-created vacancy with NGP’s designated director. NGP’s right to designate a director will terminate at such time that (i) NGP ceases to hold at least the lesser of (x) 50% of the shares of Common Stock that would be issuable to NGP upon conversion of the Convertible Notes as of the issuance of the Convertible Note and (y) 10% of the then-outstanding shares of Common Stock (such ownership being determined after giving pro forma effect to an assumed full conversion of any outstanding portion of the Convertible Note), or (ii) NGP is in material breach of its standstill obligations or anti-hedging covenants under the Investment Agreement. See “Proposal 3 - Approval of the Issuance of Shares of Common Stock Pursuant to our 5.0% Convertible Promissory Note and Related Preemptive Rights –Description of the Investment Agreement” for a further discussion of this agreement.

The following table and biographies describe for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director and his directorships with other companies whose securities are registered with the SEC.

Names	Ages	Titles
Peter Hill	65	Executive Chairman of the Board, Director

Jonathan Samuels	33	President, Chief Executive Officer and Director

F. Gardner Parker (1)	70	Director

Gus Halas (1)	61	Director

Randal Matkaluk (1)	54	Director

Roy A. Aneed (2)	33	Director

(1) Independent Director, Member of Audit, Compensation and Nominating and Corporate Governance Committees

(2) Independent Director

Dr. Peter Hill has been a director since November 2009. In April 2012, Dr. Hill was elected to the position of Executive Chairman, having served previously as Chief Executive Officer of the Company since November 2009 and President and Chief Executive Officer of the Company from November 2009 until May 2011. Dr. Hill has 40 years of experience in the international oil and natural gas industry. He commenced his career in 1972 and spent 22 years in senior positions at British Petroleum including Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill then worked as Vice President of Exploration at Ranger Oil Ltd. in England (1994-1995), Managing Director Exploration and Production at Deminex GMBH Oil in Germany (1995-1997), Technical Director/Chief Operating Officer at Hardy Oil & Gas plc (1998- 2000), President and Chief Executive Officer at Harvest Natural Resources, Inc. (2000-2005), Director/Chairman at Austral Pacific Energy Ltd. (2006-2008), independent advisor to Palo Alto Investors (January 2008 to December 2009) and Non-Executive Chairman at Toreador Resources Corporation (January 2009 to April 2011). Dr. Hill has a B.Sc. (Honors) in Geology and a Ph.D. Dr. Hill’s qualifications to sit on the Board of Directors include significant public company governance experience, significant experience as an exploration geologist and over 20 years of general management experience.

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Jonathan Samuels has been a director since December 2009. In April 2012, Mr. Samuels was appointed Chief Executive Officer and principal executive officer of the Company, having served previously as Chief Financial Officer since December 2009, and will continue to also serve as President of the Company, to which he was appointed in May 2011. Prior to joining us, Mr. Samuels was an investment professional responsible for research and investment sourcing in the energy sector at Palo Alto Investors, a hedge fund founded in 1989. Mr. Samuels worked for five years at California-based Palo Alto Investors. Mr. Samuels received his B.A. from the University of California and his M.B.A. from the Wharton School. He also has a Certified Financial Analyst designation. Mr. Samuels’ qualifications to sit on the Board of Directors include significant capital markets experience and significant experience investing in public companies.

F. Gardner Parker has been a director since November 2009, and served as Chairman of the Board of Directors from November 2009 until April 2012. From 1970 to 1984, Mr. Parker worked at Ernst & Ernst (now Ernst & Young LLP), an accounting firm, and was a partner at that firm from 1978 to 1984. Mr. Parker served as Managing Outside Trust Manager with Camden Property Trust, a real estate investment trust, from 1998 to 2005 and still serves as a Trust Manager of Camden Property Trust. He has also served as a director of Carrizo Oil & Gas, Inc. (CRZO) since 2000. Mr. Parker also serves on the board of Hercules Offshore, Inc. (HERO) and serves as the Chairman of the board of Sharps Compliance Corp. (SMED). He is a graduate of The University of Texas and is a C.P.A. in Texas. Mr. Parker is board certified by the National Association of Corporate Directors (the “NACD”) and is also an NACD Board Leadership Fellow. Mr. Parker’s qualifications to sit on the Board of Directors include significant public company governance and audit experience.

Gus Halas has been a director since October 2011. Mr. Halas has been chief executive officer and president of Central Garden & Pet Company since April 2011. Mr. Halas was chief executive officer and president of T-3 Energy Services, Inc. from May 2003 to March 2009 and also served as chairman of the board of directors from March 2004 to March 2009. From August 2001 to April 2003, Mr. Halas served as chief executive officer and president at Clore Automotive, Inc. From January 2001 to May 2001, Mr. Halas served as chief executive officer and president at Marley Cooling Tower of United Dominion Industries Limited. From January 1999 to August 2000, Mr. Halas served as the president at Ingersoll Dresser’s Pump Services Group. Mr. Halas has also held leadership positions at Sulzer Industries, Inc. from 1986 to 1999 and was a director of Aquilex Corporation from June 2007 to July 2011. Mr. Halas has been a member of the advisory board of White Deer Energy since August 2009. Mr. Halas received his BS in Business Administration from Virginia Tech University. Mr. Gus Halas’ qualifications to sit on the Board of Directors include his extensive executive management experience and background in the energy industry.

Randal Matkaluk has been a director since August 2007. Since February 2010, Mr. Matkaluk has been the Chief Financial Officer of Capio Exploration Ltd., a private oil and natural gas exploration and development company. From November 2008 to November 2009, Mr. Matkaluk was the Chief Financial Officer and Corporate Secretary of Vigilant Exploration Inc., a private oil and natural gas exploration company that was acquired by Tourmaline Oil Corp. in November 2009. From March 2006 to October 2008, Mr. Matkaluk was an independent businessman. Mr. Matkaluk has been a director and officer of Virtutone Networks Inc. (formerly Sawhill Capital Ltd.) since October 2005, and a director of Euromax Resources Ltd. since September 2010. Between January 2003 and February 2006, Mr. Matkaluk was the co-founder and Chief Financial Officer of Relentless Energy Corporation, a private oil and natural gas exploration company. Between June 2001 and December 2002, Mr. Matkaluk was the Chief Financial Officer of Antrim Energy Inc., a public international oil and natural gas exploration company listed on the TSX Exchange. Mr. Matkaluk has also worked for Gopher Oil and Gas Company from May 1997 to October 1998 and Cube Energy Corp. from January 1984 to April 1997. Mr. Matkaluk has been a Chartered Accountant since 1983. Mr. Matkaluk received his Bachelor’s Degree in Commerce in 1980 from the University of Calgary. Mr. Matkaluk’s qualifications to sit on the Board of Directors include significant public company governance and audit experience.

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Roy A. Aneed has been a director since July 2012. Mr. Aneed has been employed by NGP Energy Capital Management, L.L.C. (“NGP ECM”) since June 2007. NGP ECM’s principal business is serving as the management company of the Natural Gas Partners family of funds. The Natural Gas Partners funds provide capital to companies involved in the oil and gas industry. Mr. Aneed is currently a Principal of Natural Gas Partners. He is involved in deal sourcing and execution as well as the monitoring of various portfolio companies. Prior to joining Natural Gas Partners, from approximately 2003 to 2007, Mr. Aneed worked as a Senior Associate at Graham Partners, Inc., a middle market buyout fund based outside of Philadelphia, Pennsylvania focused on U.S. manufacturing companies. Prior to 2003, Mr. Aneed was an analyst with the Investment Banking division of Citigroup in New York. In 2001, Mr. Aneed received a Bachelors of Science in Economics from the Wharton School of Finance at the University of Pennsylvania with concentrations in Finance and Management as well as a minor in European History.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

Information about the Board of Directors

Composition of the Board of Directors

Our Board of Directors currently consists of six members, including our Executive Chairman and Chief Executive Officer. We have four directors that qualify as independent directors under the corporate governance standards of the NYSE MKT and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board of Directors Leadership Structure

Our Board of Directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. To this end, our Board of Directors has no policy mandating the combination or separation of the roles of Executive Chairman and Chief Executive Officer and believes the matter should be discussed and considered from time to time as circumstances change. We currently have a separate Executive Chairman and Chief Executive Officer. This leadership structure is appropriate for us at this time as it permits our Chief Executive Officer to focus on management of our day-to-day operations, while allowing our Executive Chairman to lead our Board of Directors in its fundamental role of providing advice to management. As Executive Chairman, Dr. Hill remains involved in key matters, and given his in-depth knowledge of the issues, challenges, and opportunities facing us, the board of directors believes that Dr. Hill continues to be best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters.

Board of Directors Oversight of Risk Management

Our entire Board of Directors oversees our risk management process. Our Board of Directors oversees a company-wide approach to risk management, carried out by management. Our entire Board of Directors determines the appropriate risk for us generally, assesses the specific risks faced by our Company and reviews the steps taken by management to manage those risks.

While the entire Board of Directors maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Our Compensation Committee believes that the Company’s overall executive compensation program does not encourage excessive risk or unnecessary risk taking. Our Audit Committee oversees management of enterprise risks as well as financial risks and is also responsible for overseeing potential conflicts of interests. Pursuant to the Board of Directors’ instruction, management regularly reports on applicable risks to the relevant committee or the entire Board of Directors, as appropriate, with additional review or reporting on risks conducted as needed or as requested by the Board of Directors and its committees.

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Meetings

During fiscal 2012, the Board of Directors held 16 meetings. All of the members of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors. The Board of Directors also approved certain actions by unanimous written consent. A majority of the authorized number of directors constitutes a quorum of the board of directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors consent in writing to the action

Board of Directors Committees

The Board of Directors currently has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Members serve on these committees until their respective resignations or until otherwise determined by our Board of Directors. Our Board of Directors may, from time to time, establish other committees. Each committee operates under a written charter adopted by the Board. The charters are posted on our website at www.trianglepetroleum.com and are available in print to any stockholder upon request.

Audit Committee

The Audit Committee is currently comprised of three directors, Messrs. Randal Matkaluk, F. Gardner Parker and Gus Halas, with Mr. Matkaluk elected as Chairman of the committee. Our Board of Directors has determined that all members of the Audit Committee satisfy the requirements to serve as “independent” directors, as those requirements have been defined by Rule 10A-3 of the Exchange Act and the NYSE MKT. The Board of Directors has determined that Mr. Matkaluk, who is a Chartered Accountant having over 25 years of financial experience, qualifies as an “Audit Committee financial expert” as such term is defined by the SEC in Item 407 of Regulation S-K. During fiscal year 2012, the Audit Committee met four times and each of its members attended at least 75% of the meetings.

The Audit Committee is appointed by our Board of Directors to assist the Board of Directors in overseeing (1) the quality and integrity of our financial statements; (2) the independent auditor’s qualifications and independence; (3) the performance of our independent auditor; and (4) our compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee charter adopted by the Board of Directors. The charter grants to the Audit Committee sole responsibility for the appointment, compensation and evaluation of our independent auditor, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from us, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval.

Compensation Committee

The Compensation Committee is currently comprised of three directors, Messrs. Randal Matkaluk, F. Gardner Parker and Gus Halas, with Mr. Halas succeeding Mr. Matkaluk after December 2, 2011 as Chairman of the committee. Our Board of Directors has determined that all of the members of the Compensation Committee are “non-employee” directors as defined in Rule 16b-3(b)(3) under the Exchange Act and “outside” directors within the meaning of Section 162(m)(4)(c)(i) of the Internal Revenue Code. During fiscal year 2012, the Compensation Committee met four times and each of its members attended all of the meetings.

The Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of three directors, Messrs. Randal Matkaluk, F. Gardner Parker and Gus Halas, with Mr. Matkaluk elected as Chairman of the committee. Our Board of Directors has determined that all members of the Nominating and Corporate Governance Committee satisfy the requirements to serve as “independent” directors, as those requirements have been defined by Rule 10A-3 of the Exchange Act and the NYSE MKT. During fiscal year 2012, the Nominating and Corporate Governance Committee met two times and each of its members attended all of the meetings.

The Nominating and Corporate Governance Committee has responsibility for identifying, screening and recommending candidates to the Board of Directors for Board of Director membership; advising the Board of Directors with respect to the corporate governance principles applicable to us; and overseeing the evaluation of the Board of Directors and management.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board of Directors and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating and Corporate Governance Committee will also take into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board of Directors to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 407 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the various stock markets and exchanges;

•	the importance of continuity of the existing composition of the Board of Directors to provide long-term stability and experienced oversight; and

•	the importance of diversified Board of Director membership, in terms of both the individuals involved and their various experiences and areas of expertise.

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The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Board of Directors must comply with the following:

•	the recommendation must be made in writing to our Corporate Secretary;

•	the recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years and evidence of the recommending person’s ownership of our Common Stock;

•	the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and

•	a statement from the stockholder nominee indicating that such nominee wants to serve on the Board of Directors and could be considered “independent” under the listing standards of the various stock markets and exchanges and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Board of Directors according to the criteria discussed above and in the same manner as all other director candidates.

Director Attendance at the Annual Meeting

All members of the Board of Directors are encouraged, but not required, to attend the Annual Meeting. All five of our directors then in office attended our 2011 Annual Meeting of Stockholders.

Code of Ethics

We have adopted a code of business conduct and ethics (within the meaning of Item 406(b) of Regulation S-K) that applies to our directors, officers and employees. The code of business conduct and ethics is designed to deter wrongdoing and to promote honest and ethical conduct and full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications. The code of business conduct and ethics promotes compliance with applicable governmental laws, rules and regulations. The code of business conduct and ethics is posted to our website, www.trianglepetroleum.com.

Compensation Committee Interlocks and Insider Participation

None of our officers or employees is a member of the Compensation Committee. None of our executive officers serve on the board of directors or Compensation Committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company at which one of our executive officers serves as a member of the board of directors or Compensation Committee.

Certain Relationships and Related Transactions

There have been no transactions, or proposed transactions, that have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of our outstanding Common Stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. Related party transactions are subject to review and oversight by our Audit Committee.

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Director Compensation

The director compensation package for non-employee directors consists of annual cash compensation and discretionary awards of stock options or restricted stock units (“RSUs”). F. Gardner Parker received cash compensation of $18,750 per quarter for fiscal year 2012. Randal Matkaluk and Stephen Holditch received cash compensation of $12,500 per quarter for fiscal year 2012. Gus Halas received pro-rated cash compensation of $14,583 for fiscal year 2012. The additional cash compensation received by F. Gardner Parker in fiscal year 2012 was for serving as the Chairman of our Board of Directors.

Directors received compensation for their services for the fiscal year 2012 as set forth below:

Name	Fees Earned or Paid in Cash	Stock Awards (a), (b),(d)	Option Awards (e)	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compen- sation	Total
Gus Halas	$14,583	$597,000	$-	$-	$-	$-	$611,583
Stephen Holditch(c)	$50,000	$672,189	$-	$-	$-	$-	$722,189
Randal Matkaluk	$50,000	$672,189	$-	$-	$-	$-	$722,189
F. Gardner Parker	$75,000	$955,004	$-	$-	$-	$-	$1,030,004

(a)	This column represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718 (“FASB ASC Topic 718”), i.e., subject to footnote (b) below, the number of granted RSUs times the closing price per common share on the grant date. Each unit represents a right at its vesting to receive one share of the Company's Common Stock.

(b)	Mr. Halas was granted a January 1, 2012 award of 100,000 RSUs vesting on January 1, 2013, valued at the $5.97 per share closing price of our Common Stock on the trading date immediately preceding January 1, 2012. The RSUs for Dr. Holditch, Mr. Matkaluk and Mr. Parker, which were granted on February 1, 2011 and April 12, 2011, were valued at the $7.22 per share closing price of our Common Stock on July 22, 2011, following shareholder approval that day of the 2011 Plan. The RSUs granted to Mr. Matkaluk and Mr. Parker on February 1, 2011 vested on February 1, 2012. The RSUs granted to Mr. Matkaluk and Mr. Parker on April 13, 2011 vested on April 13, 2012.

(c)	Effective December 1, 2011, Dr. Holditch resigned from the Board of Directors, and the Compensation Committee of Mr. Halas, Mr. Matkaluk and Mr. Parker approved acceleration to January 1, 2012 of the vesting of Dr. Holditch’s 68,101 RSUs previously scheduled to vest on February 1, 2012 and his 25,000 RSUs previously scheduled to vest on April 13, 2012, whereupon Dr. Holditch had no outstanding stock awards at January 31, 2012.

(d)	As of January 31, 2012, directors held the following number of RSUs: Mr. Halas, 100,000 shares; Mr. Matkaluk, 93,101 shares; and Mr. Parker, 132,272 shares.

(e)	As of January 31, 2012: Mr. Halas held no stock options; Dr. Holditch and Mr. Matkaluk each held vested, unexercised stock options for 15,000 common shares at an exercise price of $3.00 per share; and Mr. Parker held vested, unexercised stock options for 45,000 common shares at an exercise price of $1.25 per share.

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Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock of: (1) each person or entity who owns of record or beneficially 5% or more of any class of our voting securities; (2) each of our named executive officers and directors; and (3) all of our directors and named executive officers as a group. The percentage of beneficial ownership of our Common Stock is based upon 44,318,486 shares issued and outstanding on October 8, 2012. See, also “Other Matters—Section 16(a) Compliance.”

Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock. Unless otherwise noted, the address of each beneficial owner is c/o 1200 17th Street, Suite 2600, Denver, Colorado 80202.

NAME AND ADDRESS OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED		PERCENTAGE OF CLASS		NUMBER OF DERIVATIVE SHARES		NUMBER OF SHARES OWNED INCLUDING DERIVATIVE SHARES	PERCENTAGE OF CLASS INCLUDING DERIVATIVE SHARES
NGP Triangle Holdings, LLC**	Common Stock	-		-		8,814,685	(1)(2)	8,814,685	16.6%

Cambrian Capital, L.P.***	Common Stock	2,269,345	(3)	5.1%		-		-	5.1%

Peter Hill	Common Stock	328,516	(4)		*	510,605	(10)	839,120	1.9%

Jonathan Samuels	Common Stock	303,845	(5)		*	483,483	(11)	787,328	1.8%

F. Gardner Parker	Common Stock	202,272	(6)		*	40,000	(12)	242,272	*

Randal Matkaluk	Common Stock	143,101	(7)		*	25,000	(13)	168,101	*

Gus Halas	Common Stock	10,000	(8)		*	125,000	(14)	135,000	*

Roy A. Aneed	Common Stock	-		-		-		-	-

Joseph Feiten	Common Stock	-		-		140,000	(15)	140,000	*

All Executive Officers and	Common Stock	987,734	(9)	2.2%		1,324,089	(16)	2,311,823	5.1%
Directors as a Group (7 persons)

*Less than 1%.

** NGP Triangle Holdings, LLC’s address is 125 E. John Carpenter Freeway, Suite 600, Irving, Texas 75062.

*** Cambrian Capital L.P.’s address is 45 Coolidge Point, Manchester, Massachusetts 01944.

(1)	As reported pursuant to a Schedule 13D filed with the SEC on August 10, 2012. NGP Natural Resources X, L.P. (“NGP X”) owns a controlling interest in NGP Triangle Holdings, LLC (“NGP Triangle”). G.F.W. Energy X, L.P. (“G.F.W. Energy”) is the general partner of NGP X. GFW X, L.L.C. (“GFW X”) is the general partner of G.F.W. Energy. Kenneth A. Hersh. is an Authorized Member of GFW X.

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Accordingly, NGP X, G.F.W. Energy, GFW X, and Mr. Hersh may be deemed to share voting and dispositive power over the reported securities of NGP Triangle and, therefore, may also be deemed to be a beneficial owner of the reported securities of NGP Triangle. Each of the reporting persons disclaims beneficial ownership of the reported securities of NGP Triangle in excess of its pecuniary interest therein.

(2)	Shares of Common Stock issuable upon conversion of the Convertible Note at any time after the Annual Meeting. If the Note-Related Issuances are approved at the Annual Meeting, the Convertible Note would be initially convertible into a total of 15,000,000 shares of Common Stock, based on the aggregate principal amount of the Convertible Note outstanding as of the July 31, 2012 issue date. The aggregate principal amount of the Convertible Note will increase each calendar quarter as a result of the accrual of the 5.0% per annum interest rate until September 30, 2017, at which time the Company will have the option to pay any interest payments after such date by capitalizing and adding such amount to the aggregate principal amount outstanding or by paying in cash. The Convertible Note does not have a maturity date. See “Proposal 3 - Approval of the Issuance of Shares of Common Stock Pursuant to our 5.0% Convertible Promissory Note and Related Preemptive Rights – Description of the Convertible Note” in this Proxy Statement for a further discussion of the conversion features of the Convertible Note.

(3)	As reported pursuant to a Schedule 13G/A filed with the SEC on February 10, 2012, Cambrian Capital L.P. serves as the investment manager to CamCap Energy Offshore Master Fund, L.P., which owns 1,549,624 shares of our Common Stock, and CamCap Resources Offshore Master Fund, L.P., which owns 719,721 shares of our Common Stock. CamCap Resources Partners, LLC serves as general partner of CamCap Resources Offshore Master Fund, L.P. CamCap Energy Partners, LLC serves as general partner of CamCap Energy Offshore Master Fund, L.P. Cambrian Capital, LLC is the general partner of Cambrian Capital L.P. Ernst von Metzsch and Roland von Metzsch are the managers of each of Cambrian Capital, LLC, CamCap Resources Partners, LLC and CamCap Energy Partners, LLC, and in such capacities may be deemed to have voting and investment control over the shares for such entities. Each of the reporting persons disclaims beneficial ownership of all shares except to the extent of its pecuniary interest therein.

(4)	Includes (i) 46,667 shares of Common Stock from Dr. Hill’s exercise of vested stock options on May 20, 2011, (ii) 225,982 shares of Common Stock that were issued to Dr. Hill pursuant to the automatic vesting of RSUs, (iii) 46,667 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days and (iv) 9,200 shares of Common Stock that were purchased on the open market by Dr. Hill.

(5)	Includes (i) 31,667 shares of Common Stock from Mr. Samuels’ exercise of vested stock options on May 16, 2011, (ii) 210,511 shares of Common Stock that were issued to Mr. Samuels pursuant to the automatic vesting of RSUs, (iii) 31,667 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days and (iv) 30,000 shares of Common Stock that were purchased on the open market by Mr. Samuels.

(6)	Includes (i) 162,272 shares of Common Stock that were issued to Mr. Parker pursuant to the automatic vesting of RSUs, (ii) 30,000 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days and (iii) 10,000 shares of Common Stock that were purchased on the open market by Mr. Parker.

(7)	Includes (i) 113,101 shares of Common Stock that were issued to Mr. Matkaluk pursuant to the automatic vesting of RSUs, (ii) 15,000 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days and (iii)15,000 shares of Common Stock that were purchased on the open market by Mr. Matkaluk.

(8)	Includes 10,000 shares of Common Stock that were purchased on the open market by Mr. Halas.

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(9)	Includes 78,334 shares of Common Stock from exercise of stock options by Dr. Hill and Mr. Samuels in May 2011, (ii) 711,866 shares of Common Stock that were issued pursuant to the automatic vesting of RSUs, (iii) 123,334 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days and (iv) 74,200 shares of Common Stock that were purchased on the open market by the current Directors and Executive Officers.

(10)	Includes (i) 46,666 shares of Common Stock underlying unvested options, (ii) 313,939 of unvested RSUs for grants that occurred in fiscal year 2011and (iii) 150,000 RSUs granted on March 6, 2012 with a vesting of 20%, 20%, 20% and 40% on each of the next four anniversaries of the grant date.

(11)	Includes (i) 31,666 shares of Common Stock underlying unvested options, (ii)301,817 of unvested RSUs for grants that occurred in fiscal year 2011 and (iii) 150,000 RSUs granted on March 6, 2012 with a vesting of 20%, 20%, 20% and 40% on each of the next four anniversaries of the grant date.

(12)	Includes (i) 15,000 shares of Common Stock underlying unvested options and (ii) 25,000 RSUs granted on March 6, 2012 which vest on the first anniversary of the grant date.

(13)	Includes (i) 25,000 RSUs granted on March 6, 2012 which vest on the first anniversary of the grant date.

(14)	Includes (i) 100,000 RSUs granted on January 1, 2012 and (ii) 25,000 RSUs granted on March 6, 2012, both of which vest on the first anniversary of the respective grant date.

(15)	Includes (i) 80,000 RSUs granted on November 1, 2011, vesting one-third on each of the next three anniversaries of the grant date and (ii) 60,000 RSUs granted on March 6, 2012 with a vesting of 20%, 20%, 20% and 40% on each of the next four anniversaries of the grant date.

(16)	Includes (i) 93,333 shares of Common Stock underlying unvested options, (ii) 615,756 of unvested RSUs for grants that occurred in fiscal year 2011, (iii) 80,000 RSUs granted on November 1, 2011 which vest 20%, 20%, 20% and 40% on each of the next four anniversaries of the grant date, (iv) 100,000 RSUs granted on January 1, 2012 which vest on the first anniversary of the grant date and (v) 435,000 RSUs granted on March 6, 2012 which vest as follows: (a) 380,000 vest 20%, 20%, 20% and 40% for each of the next four anniversaries of the grant date, and (b) 75,000 vest on the first anniversary of the grant date.

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding the compensation of our executive officers for the fiscal years ending January 31, 2012 and 2011:

Name & Principal Position	Year	Salary	Bonus (e)	Stock Awards (f) (g)	Option Awards (h)	All Other Compensa- tion (g)	Total
Peter Hill, CEO, Principal Executive Officer (a)	2012	$353,462	$600,000	$4,128,526	$-	$16,075	$5,098,063
	2011	$258,705	$750,000	$210,000	$-	$12,943	$1,231,648
Jonathan Samuels, CFO, Principal Financial Officer (b)	2012	$303,462	$600,000	$3,865,978	$-	$16,339	$4,785,779
	2011	$207,692	$600,000	$210,000	$-	$12,943	$1,030,635
Joseph Feiten, VP Accounting, Principal Accounting Officer (c)	2012	$51,508	$-	$427,200	$-	$-	$478,708
Jeremy Wagers, Senior Vice President and General Counsel (d)	2012	$107,250	$-	$684,750	$-	$275,000	$1,067,000

(a)	Effective April 14, 2012, the Company appointed Dr. Hill as the Executive Chairman of the Board of Directors and Dr. Hill relinquished the position of Chief Executive Officer of the Company.

(b)	Effective April 14, 2012, the Company appointed Mr. Samuels as Chief Executive Officer and Principal Executive Officer. Mr. Samuels retained the title of President but relinquished the title of Chief Financial Officer.

(c)	Effective April 14, 2012, the Company appointed Mr. Feiten as Chief Financial Officer and Principal Financial Officer, and Mr. Feiten retained his title of Principal Accounting Officer. Mr. Feiten commenced employment with the Company on November 1, 2011.

(d)	Effective as of December 15, 2011, Mr. Wagers resigned as Senior Vice President and General Counsel.

(e)	The Compensation Committee of Mr. Halas, Mr. Matkaluk and Mr. Parker approved the payment of fiscal year 2012 short-term incentive cash bonuses for Dr. Hill and Mr. Samuels of $600,000 based on their extraordinary performances during the fiscal year.

(f)	This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 whereby the stock awards fair value normally reflects the Common Stock closing price at the date of grant.

The amounts set forth in this column reflect, among other grants, awards of RSUs granted before and subject to stockholder approval of the 2011 Omnibus Incentive Plan (the “2011 Plan”). The NYSE MKT requires that all grants of stock options and awards of RSUs be issued under a plan approved by stockholders. Therefore, the RSUs granted before July 22, 2011 were not considered approved awards under the NYSE MKT rules until the 2011 Plan was approved by the Company’s stockholders on that date. At the time the 2011 Plan was approved by the Company’s stockholders and ratified by the board of directors of the Company, compensation expense was recognized in respect of previously granted RSUs based on the original vesting schedule, and these RSUs were valued at the market value of a share of Common Stock on that date.

(g)	As noted above, effective as of December 15, 2011, Mr. Wagers resigned as Senior Vice President and General Counsel. As part of his December 14, 2011 separation agreement, he forfeited 75,000 RSUs granted on June 1, 2011 (with a grant date value of $541,500 that is reflected in the "Stock Awards" column above), and received severance compensation of (i) a December 22, 2011 grant of 25,000 shares of unrestricted Common Stock worth $143,250 valued at the grant date closing price of $5.73 per share (as reflected in the "Stock Awards" column above) and (ii) $275,000 in cash (as reflected in the "All Other Compensation" column above).

For Dr. Hill and Mr. Samuels, the other compensation for the most recent fiscal year includes (i) a portion of apartment rent paid on the executive’s behalf and (ii) occasional personal use of a Company vehicle.

(h)	No stock options were granted to executive officers in fiscal year 2012 or 2011.

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Grants of Plan-Based Awards

The following table sets forth information regarding the number of RSUs and grants of unrestricted shares of Common Stock that were awarded in fiscal year 2012 (including RSUs granted in the prior fiscal year but subject to the July 22, 2011 stockholder approval of the 2011 Plan):

Name	Grant Date (a)	All Other Stock Awards: Number of Shares or Units (a), (b)	Grant Date Fair Value of Stock Awards
Peter Hill	December 2, 2010	100,909	$728,563
	February 1, 2011	170,909	$1,233,963
	March 28, 2011	300,000	$2,166,000
			$4,128,526

Jonathan Samuels	December 2, 2010	82,727	$597,289
	February 1, 2011	152,727	$1,102,689
	March 28, 2011	300,000	$2,166,000
			$3,865,978

Joseph Feiten	November 1, 2011	80,000	$427,200

Jeremy Wagers (c)	June 1, 2011	75,000	$541,500
	December 22, 2011	25,000	$143,250
			$684,750

(a)	All equity awards shown in this table were grants of RSUs, except as noted in (c) below. Each unit represents a right at its vesting to receive one share of the Company's Common Stock. Vesting is contingent upon continued employment for a stated time. The grants of RSUs before July 22, 2011 were subject to the July 22, 2011 stockholders’ approval of the 2011 Plan. In accordance with FASB ASC Topic 718, the grant date fair value of the stock awards was the number of granted RSUs times the $7.22 closing price per share of our Common Stock on July 22, 2011, the effective award date.

(b)	RSUs granted on December 2, 2010, vested on January 31, 2012. RSUs granted on February 1, 2011, March 28, 2011 and November 1, 2011 vest in three equal installments on each of the first three anniversary dates of the grant.

(c)	Effective as of December 15, 2011, Mr. Wagers resigned as Senior Vice President and General Counsel. As part of his December 14, 2011 separation agreement, he forfeited the 75,000 RSUs granted on June 1, 2011 and received severance compensation of (i) a December 22, 2011 grant of 25,000 shares of unrestricted Common Stock valued at the grant date closing price of $5.73 per share and (ii) $275,000 in cash.

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Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth information regarding the number of equity awards outstanding and held by our executive officers as of January 31, 2012:

	Option Awards					Stock Awards

						Number of
						Shares or		Market Value
	Number of Common Stock					Units of		of Shares or
	Shares Underlying Unexercised				Option	Stock that		Units of Stock
	Options			Option Exercise	Expiration	Have Not		That Have
Name	Exercisable	Unexercisable		Price	Date	Vested		Not Vested
Peter Hill	46,667	46,666	(a)	$1.25	11/30/2014	470,909	(b)	$3,221,018
Jonathan Samuels	31,667	31,666	(a)	$1.25	11/30/2014	452,727	(b)	$3,096,653
Joseph Feiten	-	-		n/a	n/a	80,000	(c)	$547,200

(a)	These stock options vest on November 30, 2012.

(b)	These RSUs vest as follows:

	Mr. Hill	Mr. Samuels
February 1, 2012	56,970	50,909
March 28, 2012	100,000	100,000
February 1, 2013	56,970	50,909
March 28, 2013	100,000	100,000
February 1, 2014	56,969	50,909
March 28, 2014	100,000	100,000
Total	470,909	452,727

(c)	These RSUs vest in three equal installments on each of the first three anniversaries of the November 1, 2011 grant date.

Option Exercises and Stock Vested

On May 20, 2011, Dr. Hill exercised 46,667 stock options at a per-share exercise price of $1.25. The per-share closing price of our Common Stock that day was $6.89. On May 16, 2011, Mr. Samuels exercised 31,667 stock options at an exercise price of $1.25. The per-share closing price of our Common Stock that day was $6.51.

During fiscal year 2012, Dr. Hill vested in 160,909 RSUs, and Mr. Samuels vested in 142,727 RSUs, with a value realized upon vesting of $1,168,418 and $1,044,053, respectively.

Potential Payments Upon Termination or Change of Control

As described above, each of Dr. Hill, Mr. Samuels and Mr. Feiten has entered into an employment agreement with the Company that provides for certain benefits upon termination of employment, including after a change in control. The Company does not otherwise provide executive officers with severance, pension or retirement savings benefits. The following table quantifies the benefits that would have been received by Dr. Hill, Mr. Samuels and Mr. Feiten under their employment agreements had they experienced a qualifying termination of employment following a change in control as of January 31, 2012 and had their current employment agreements been in effect on that date:

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Name	Multiple of Base Salary	Short Term Incentive Award	Pro-rata Short Term Incentive	Stock Options (Vesting Accelerated) (a)	Stock Award Vesting (b)	Benefits	Total
Peter Hill	$750,000	$-	$300,000	$319,189	$3,221,018	$35,375	$4,625,582

Jonathan Samuels	$1,000,000	$-	$800,000	$216,589	$3,096,653	$17,890	$5,131,132

Joseph Feiten	$275,000	$-	$-	$-	$547,200	$30,811	$853,011

(a)	Amounts represent the spread between the exercise price and the closing price of our Common Stock on January 31, 2012 of options that would vest on an accelerated basis.

(b)	Based on the per-share closing price of our Common Stock on January 31, 2012.

Employment Agreements with Executive Officers

Effective April 14, 2012, Dr. Hill was appointed Executive Chairman of the Board of Directors and relinquished his position as Chief Executive Officer; Mr. Samuels was appointed Chief Executive Officer and relinquished his position as Chief Financial Officer (while retaining his position as President); and Mr. Feiten was appointed Chief Financial Officer (while retaining his position as Principal Accounting Officer). The Company had previously entered into employment agreements with Dr. Hill and Mr. Samuels dated as of December 2, 2010. On May 18, 2012, the Company entered into an amended and restated employment agreement with Dr. Hill, amended the employment agreement with Mr. Samuels, and entered into an employment agreement with Mr. Feiten, in each case to reflect the terms and conditions of their new positions effective April 14, 2012. The agreements as now presently in effect are described further below and all provide for a one-year term with an automatic renewal for an additional year unless either party provides written notice of non-renewal.

Dr. Hill

The agreement with Dr. Hill provides for an annual salary of not less than $300,000. In addition, Dr. Hill is eligible to receive an annual bonus of up to 100% of base salary based upon performance (the “Hill STI Award”) and an annual long-term incentive award of up to 200% of base salary, as determined by the Compensation Committee. Additionally, he is entitled to participate in any and all benefit plans in effect for executives from time to time, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. In the event that Dr. Hill’s employment is terminated by us without cause or by Dr. Hill for good reason (as each such term is defined in the agreement) or if the employment term is not extended, he is entitled to the continuation of payment of annual salary for 18 months, any unpaid Hill STI Award, the target Hill STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), benefits for an 18-month period and (unless the termination is by reason of Dr. Hill’s decision not to extend the employment term) the immediate vesting of all outstanding equity incentive awards. In the event that Dr. Hill’s employment is terminated by us after a Change of Control (as defined in the agreement), he is entitled to a lump sum cash payment of two and one-half times annual salary, any unpaid Hill STI Award, the target Hill STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), benefits for an 18-month period and the immediate vesting of all outstanding equity incentive awards. Payment of severance benefits may be conditioned upon Dr. Hill’s execution of a release of claims against us.

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Mr. Samuels

The agreement with Mr. Samuels provides for an annual salary of not less than $400,000. In addition, Mr. Samuels is eligible to receive an annual bonus of up to 200% of base salary based upon performance (the “Samuels STI Award”) and an annual long-term incentive award of up to 300% of base salary, as determined by the Compensation Committee. Additionally, he is entitled to participate in any and all benefit plans in effect for executives from time to time, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. In the event that Mr. Samuels’ employment is terminated by us without cause or by Mr. Samuels for good reason (as each such term is defined in the agreement) or if the employment term is not extended, he is entitled to the continuation of payment of annual salary for 18 months, any unpaid Samuels STI Award, the target Samuels STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), benefits for an 18-month period and (unless the termination is by reason of Mr. Samuels’ decision not to extend the employment term) the immediate vesting of all outstanding equity incentive awards. In the event that Mr. Samuels employment is terminated by us after a Change of Control (as defined in the agreement), he is entitled to a lump sum cash payment of two and one-half times annual salary, any unpaid Samuels STI Award, the target Samuels STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), benefits for a 30-month period and the immediate vesting of all outstanding equity incentive awards. Payment of severance benefits may be conditioned upon Mr. Samuels’ execution of a release of claims against us.

Mr. Feiten

The agreement with Mr. Feiten provides for an annual salary of not less than $275,000. In addition, Mr. Feiten is eligible to receive an annual bonus (the “Feiten STI Award”), as determined by the Compensation Committee. Additionally, he is entitled to participate in any and all benefit plans in effect for executives from time to time, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. In the event that Mr. Feiten’s employment is terminated by us without cause, he is entitled to the continuation of payment of annual salary for 6 months and benefits for a 6-month period. In the event that Mr. Feiten’s employment is terminated by us after a Change of Control (as defined in the agreement), he is entitled to a lump sum cash payment of one times his annual salary, any unpaid Feiten STI Award, the target Feiten STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), benefits for a 12-month period and the immediate vesting of all outstanding equity incentive awards. Payment of severance benefits may be conditioned upon Mr. Feiten’s execution of a release of claims against us.

Equity Compensation Plan Information

The following table sets forth certain information about the Common Stock subject to our equity compensation plans as of January 31, 2012.

Number of Shares
Remaining
Available for Future
	Number of Shares to		Issuance Under
	Be Issued Upon	Weighted-Average	Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Shares
	Options, Warrants	Options, Warrants	Reflected in the
Plan Category	and Rights	and Rights	First Column)

Equity compensation plans approved by stockholders	2,817,275	$1.50	1,418,557
Equity compensation plans not approved by stockholders	-	$-	-
Total	2,817,275	$1.50	1,418,557

Report of the Audit Committee

The Audit Committee of our Board of Directors is currently comprised of three directors, Messrs. Randal Matkaluk, F. Gardner Parker and Gus Halas, all of which satisfy the requirements to serve as Independent Directors, as those requirements have been defined by the SEC and NYSE MKT. Our Board of Directors has determined that Mr. Matkaluk, who is a Chartered Accountant and having over 25 years of financial experience, qualifies as an “Audit Committee financial expert” as such term is defined by the SEC in Item 407 of Regulation S-K. Mr. Matkaluk is independent of management based on the independence requirements set forth in the Financial Industry Regulatory Authority’s definition of “independent director.”

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The Audit Committee has furnished the following report:

The Audit Committee is appointed by our Board of Directors to assist the Board of Directors in overseeing (1) the quality and integrity of the financial statements of the Company; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s independent auditor; and (4) the Company’s compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee charter adopted by the Board of Directors. The Charter grants to the Audit Committee, sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditor for the Company, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from the Company, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

The Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for the Company’s fiscal year ended January 31, 2012, the Audit Committee:

•	Reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended January 31, 2012 with management and KPMG LLP, the Company’s independent auditor;

•	Discussed with management and KPMG LLP the adequacy of the system of internal controls;

•	Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit; and

•	Received a letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1 and discussed with KPMG LLP its independence.

The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate. In addition, the Audit Committee’s meetings included executive sessions with the Company’s independent auditor and the Company’s accounting and reporting staff, in each case without the presence of the Company’s management.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. Also, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditor, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2012 for filing with the SEC.

Audit Committee

Randal Matkaluk, Chairman

Gus Halas

F. Gardner Parker

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Audit Committee Pre-Approval Policy

Pursuant to the terms of the Company’s Audit Committee Charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Company’s independent auditor. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent auditor in order to ensure that the provisions of such services does not impair the auditor’s independence. The Audit Committee has delegated interim pre-approval authority to the Chairman of the Audit Committee. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. With respect to each proposed pre-approved service, the independent auditor must provide detailed back-up documentation to the Audit Committee regarding the specific service to be provided pursuant to a given pre-approval of the Audit Committee. Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Company’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. All of the services described in the Company’s Form 10-K/A for fiscal year ended January 31, 2012 in Item 14, Principal Accountant Fees and Services, were approved by the Audit Committee.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2013, subject to ratification of the appointment by the Company’s stockholders. KPMG LLP also served as our independent registered public accounting firm for the fiscal year ending January 31, 2012. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company’s audited financial statements for the fiscal year ending January 31, 2012

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved for filing with the SEC the audited financial statements included in the Company’s Form 10-K/A for fiscal year ended January 31, 2012.

Audit Fees

The aggregate fees billed by our independent registered public accounting firm (including the Canadian member firm affiliated with KPMG International) during the fiscal years ended January 31, 2012 and 2011, for professional services rendered for the audit of our annual financial statements and internal control over financial reporting, the reviews of the financial statements included in our quarterly reports on Form 10-Q and for required securities filings such as prospectuses, Form S-1, Form S-3 and Form S-8 were $287,877 and $221,311, respectively.

Audit-Related Fees

The aggregate fees billed by our independent registered public accounting firm (including the Canadian member firm affiliated with KPMG International) during the fiscal years ended January 31, 2012 and 2011, for due diligence services were $57,300 and zero, respectively.

Tax Fees

Our independent registered public accounting firm (including the Canadian member firm affiliated with KPMG International) billed us $32,606 and $22,730, respectively, during the fiscal years ended January 31, 2012 and 2011, for tax related work.

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All Other Fees

Our independent registered public accounting firm did not bill us for any other services during the fiscal years ended January 31, 2012 and 2011, respectively.

The Board of Directors and Audit Committee have considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2013.

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PROPOSAL 3 — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO OUR 5.0% CONVERTIBLE PROMISSORY NOTE AND RELATED PREEMPTIVE RIGHTS

On July 31, 2012, pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”) between the Company and NGP, the Company sold to NGP the Convertible Note with an initial principal amount of $120,000,000, which was also the purchase price for the Convertible Note. The Convertible Note is convertible into shares (the “Conversion Shares”) of Common Stock as described below. We also granted preemptive rights to NGP in connection with this transaction as further described below under “–Investment by NGP–Description of the Investment Agreement–Preemptive Rights.”

As described in more detail below, we are asking our stockholders to approve, in accordance with Section 713 of the NYSE MKT LLC Company Guide, the Note-Related Issuances. Our Board of Directors has unanimously approved the Note-Related Issuances and has determined that approval of the Note-Related Issuances is advisable and in the best interests of the Company and our stockholders.

Investment by NGP

Our Board of Directors determined that the issuance of the Convertible Note and the entrance into the related agreements with NGP was advisable and in the best interests of the Company and our stockholders.

In order to help you better understand the details of the investment by NGP in the Company, we have summarized below the material terms of our agreements with NGP. Please note that this summary is general in nature and is qualified by reference to the full text of the agreements attached as exhibits to our Current Report on Form 8-K filed with the SEC on August 1, 2012, which is incorporated herein by reference. Stockholders desiring a more complete understanding of the terms of these agreements are urged to read that Current Report on Form 8-K, including the agreements themselves which are attached as exhibits thereto.

Description of the Convertible Note

The Convertible Note is convertible into the Conversion Shares at an initial conversion price of $8.00 per share in accordance with the terms and conditions of the Convertible Note. The Convertible Note accrues interest at a rate of 5.0% per annum, compounded quarterly, to be paid on each December 31, March 31, June 30 and September 30, and on the date of any redemption, conversion or exchange of the Convertible Note. Such interest payments will be paid-in-kind by adding to the principal balance of the Convertible Note; provided that, following July 31, 2017, the Company has the option to make such interest payments in cash.

The Convertible Note does not have a stated maturity. Following July 31, 2017, if the trading price of our Common Stock exceeds $11.00 per share for 20 consecutive trading days and certain trading volume requirements are met, the Company can elect to redeem all (but not less than all) of the Convertible Note at a price equal to the outstanding principal amount plus accrued and unpaid interest, payable, at the Company’s option, in cash or Common Stock. Following July 31, 2020, the Company can elect to redeem all (but not less than all) of the Convertible Note at a price equal to the outstanding principal plus accrued and unpaid interest, payable in cash. Further, following July 31, 2022 or a change of control of the Company, the holders of the Convertible Note will have the right to require the Company to redeem the Convertible Note at a price equal to the outstanding principal amount plus accrued and unpaid interest, with an additional make-whole payment for scheduled interest payments remaining if such right is exercised prior to July 31, 2017.

If at any time while the Convertible Note remains outstanding the Company does not have a sufficient number of authorized, unissued and unreserved shares of Common Stock to cover the full conversion of the Convertible Note, then the interest rate on the Convertible Note will increase to 11% until the Company’s stockholders approve an increase in the number of authorized shares of Common Stock sufficient to cover full conversion of the Convertible Note.

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So long as not less than 50% of the initial principal amount of the Convertible Note is outstanding and held by NGP, the Company has agreed to obtain the prior written consent of NGP before submitting certain resolutions or matters to a vote of the holders of Common Stock for approval or to require the approval of such holders of Common Stock as would be required to approve such resolution or matter if all then-outstanding Convertible Note held by NGP had been converted into Conversion Shares immediately prior to the record date for such meeting of stockholders and NGP had voted all of such Conversion Shares against such resolution or matter. The foregoing will not apply to stockholder-initiated proposals required to be submitted to the stockholders of the Company by federal law or pursuant to the bylaws of the Company or to proposals regarding the election or removal of directors of the Company, the ratification of the appointment of an independent auditor, matters required to comply with terms of the Convertible Note, or advisory votes required to be submitted to the stockholders of the Company by federal law.

The Convertible Note includes customary events of default (each an “Event of Default”), including, among other things, payment defaults, covenant breaches, insolvency, certain events of bankruptcy, liquidation and material judgments. If any such Event of Default occurs, the Company must pay interest on the principal amount and any other amounts then past due from time to time outstanding under the Convertible Note at a default interest rate of 11%.

The Convertible Note contains transfer restrictions prohibiting NGP from transferring the Convertible Note to any transferee other than an affiliate of NGP without the prior written consent of the Company (which consent shall not be unreasonably withheld following July 31, 2017).

Under a separate Registration Rights Agreement with NGP, we have also granted certain demand registration rights and unlimited piggyback registration rights under the Securities Act of 1933, as amended, for the Conversion Shares.

Description of the Investment Agreement

In connection with the issuance and sale of the Convertible Note, the Company also entered into an Investment Agreement, dated as of July 31, 2012 (the “Investment Agreement”), by and among the Company, NGP, and NGP Natural Resources X, L.P. (the “NGP Parent”).

Pursuant to the Investment Agreement, NGP is entitled to designate one director to our Board of Directors until such time as (i) NGP ceases to hold at least the lesser of 50% of the shares of Common Stock that would be issuable to NGP upon conversion of the Convertible Note based on its principal amount as of July 31, 2012 and 10% of the then-outstanding shares of Common Stock (such ownership being determined after giving pro forma effect to an assumed full conversion of any outstanding portion of the Convertible Note), or (ii) NGP is in material breach of its standstill obligations or anti-hedging covenant as described below (each, a “Termination Event”).

The Investment Agreement provides that, for so long as at least 50% of the Convertible Note originally issued is outstanding and held by NGP, the Company shall not take certain actions without the prior written consent of NGP, as follows:

•	enter into affiliate transactions, subject to certain exceptions;
•	effect any amendment, modification or restatement of Company’s articles of incorporation or bylaws (or equivalent organizational documents) in any manner that could reasonably be expected to be materially adverse to NGP;
•	make any dividend or distribution in respect of, or redeem or repurchase any, equity securities of the Company;
•	issue any equity securities that are senior to the Common Stock or any debt securities that are convertible into equity securities that are senior to the Common Stock with respect to priority of dividends or distributions or upon liquidation or have voting rights that are senior to, or superior to, the Common Stock;
•	incur, or permit certain of its subsidiaries to incur, any indebtedness (other than pursuant to the Company’s senior credit facility or the terms of the Convertible Note) unless the Consolidated Leverage Ratio (as defined in the Investment Agreement) does not exceed 5.0 to 1.0 and no Event of Default (as defined in the Convertible Note) would result.

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The NGP Parent and NGP are subject to certain customary “standstill” provisions that limit the ability of the NGP Parent, NGP and certain of their affiliates to acquire additional shares of Common Stock, solicit proxies or take certain other actions towards influencing or controlling the Company. The standstill provisions of the Investment Agreement survive until the later to occur of (1) July 31, 2015 and (2) such time as NGP ceases to own at least 10% of the Company’s outstanding Common Stock (assuming full conversion of any outstanding portion of the Convertible Note). NGP also covenants that, for so long as NGP owns any Convertible Notes or Conversion Shares, NGP shall not enter into any hedging transactions.

Preemptive Rights

The Investment Agreement grants NGP the right to purchase up to its pro rata share, on an as-converted basis, of certain future offerings of equity securities by us at the price that such securities are offered to other persons. This preemptive right terminates upon the occurrence of a Termination Event (as defined above). Such rights are subject to customary exclusions for securities offered in connection with employee benefits plans approved by our Board of Directors and our stockholders, business combinations, pro-rata distributions and stockholder rights plans. The number of such equity securities that NGP is entitled to purchase cannot exceed an amount that would require stockholder approval under, or would result in a violation of, the rules and regulations of NYSE MKT. Further, if NGP cannot purchase at least 75% of the number of such equity securities that it elected to purchase pursuant to its preemptive rights as a result of the rules and regulations of the NYSE MKT, then we cannot complete the offering that triggered the preemptive rights without the prior written consent of NGP.

Reason for Request for Stockholder Approval

Because our Common Stock is listed on the NYSE MKT, we are subject to the NYSE MKT’s rules and regulations. Section 713 of the NYSE MKT LLC Company Guide requires listed companies to obtain stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) is equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of the stock. Accordingly, based on the number of shares of our Common Stock outstanding at the time we issued the Convertible Note, we would only be permitted to issue up to 8,814,685 shares of Common Stock upon conversion of the Convertible Note without first obtaining stockholder approval. Further, Section 713 of the NYSE MKT LLC Company Guide would also require stockholder approval of certain issuances pursuant to the preemptive rights, such as if the number of shares of Common Stock issued to NGP in connection with the preemptive rights, together with other shares issued in the related private offering triggering the preemptive rights, equals or exceeds 20% or more of the then outstanding shares of our Common Stock.

Conversion of Convertible Note

In order to comply with the NYSE MKT rules and regulations, the Convertible Note provides that, unless the stockholders of the Company approve the full convertibility of the Convertible Note, the Convertible Note may convert into no more shares than the Common Stock Cap Limitation (8,814,685 shares of Common Stock), which is equal to 19.9% of our Common Stock outstanding immediately before the issuance of the Convertible Note. Without regard to the Common Stock Cap Limitation, the Convertible Note would be convertible into 15,000,000 shares of Common Stock based on the initial principal amount of $120,000,000 and the initial conversion price of $8.00 per share. If the Convertible Note is converted prior to the stockholders approving full convertibility of the Convertible Note, then in addition to 8,814,685 shares of Common Stock, the holder will receive an amount equal to the value of the additional shares of Common Stock into which the Convertible Note would have converted but for the Common Stock Cap Limitation, and such amount would be payable, at our option, in cash or by issuing a senior promissory note with a 12% interest rate having a three year maturity.

In connection with the sale and issuance of the Convertible Note, we agreed to include a proposal in this Proxy Statement to authorize the issuance of additional shares of Common Stock upon the conversion of the Convertible Note in accordance with the requirements of Section 713 of the NYSE MKT LLC Company Guide. Further, in order to enable the Company to avoid being forced to make any cash payments or issue a senior 12% promissory note upon conversion and to instead have the ability to satisfy its conversion obligation fully in shares of Common Stock, we are also asking you to consider and vote upon this proposal to approve the issuance of our Common Stock upon conversion of the Convertible Note in excess of the Common Stock Cap Limitation. This approval would also apply to increases in the outstanding principal amount due under the Convertible Note as a result of the quarterly capitalization of accrued interest, as well as any additional accrued and unpaid interest, and would also apply to any outstanding principal and interest as may be affected by potential increases in the applicable interest rate as described above. In summary, this approval would apply to all shares of Common Stock issuable upon conversion of the outstanding balance under the Convertible Note at the time of conversion. If this Proposal 3 is approved, the Company would have the ability to satisfy its conversion obligation fully in shares of Common Stock, instead of being required to settle amounts in excess of the Common Stock Cap Limitation in cash or a 12% promissory note, which could, depending on timing and circumstances, have a material adverse impact on the Company’s cash flow and liquidity.

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Our ability to issue shares of Common Stock upon conversion of the Convertible Note is also limited by the number of authorized but unissued shares of Common Stock at the time of the conversion. As described below in “Proposal 5—Approval of an Increase in the Number of Authorized Shares of Common Stock,” we are also seeking to amend the Company’s Articles of Incorporation, or, in the event the Reincorporation is also approved, the Certificate of Incorporation for Triangle—Delaware, to increase the number of authorized shares of Common Stock, which, if approved by stockholders, would provide additional shares for the potential issuance of shares of Common Stock upon conversion of the Convertible Note. Approval of both proposals would give us the ability to settle the conversion of the Convertible Note in full through the delivery of shares of our Common Stock.

While the issuance of Common Stock upon conversion of the Convertible Note will have a dilutive effect on our earnings per share and on each stockholder’s percentage voting power, we believe that the $8.00 per share conversion price, which represented a 143% premium to the closing price of $5.59 for our Common Stock on July 31, 2012 before our transaction with NGP was announced, aligns the interests NGP with those of our stockholders as each group will benefit as the price of our stock increases. Further, as described above under “–Investment by NGP–Description of the Convertible Note,” because the interest payments on the Convertible Note will be paid-in-kind by adding to the principal balance of the Convertible Note, we believe that our ability to satisfy interest payments in this manner will best enable us to deploy our cash to further our development activities rather than making cash interest payments to a lender. We also believe that the option to begin making cash interest payments after July 31, 2017 will provide us with the flexibility to reexamine our capital structure at such time and to consider whether it would then be in the best interests of our stockholders to begin cash payments.

The following table sets forth the number of shares of Common Stock into which the Convertible Note may be converted as of the dates indicated assuming that (1) the interest rate remains at 5%, (2) all interest has been paid by capitalizing accrued interest into the outstanding principal amount, and (3) Proposal 3 is approved:

As of July 31,(1)	As of June 30,(2)
2012	2017	2022
15,000,000	19,151,420	24,552,834

(1) Date of issuance of Convertible Note.

(2) Interest payment date.

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If Proposal 3 is not approved, then the Convertible Note will be convertible into up to 8,814,685 shares of Common Stock plus an additional amount payable in cash or a 12% senior promissory note based on the value of our stock at the time of conversion. If Proposal 3 is not approved, the following table sets forth, based on various hypothetical volume-weighted average prices of our Common Stock as of the dates indicated, the cash or aggregate principal amount of the 12% senior promissory note that would be issuable upon conversion of the Convertible Note on the dates indicated assuming that (1) the interest rate remains at 5%, (2) all interest has been paid through the issuance of additional Convertible Notes:

	As of July 31,(1)	As of June 30,(2)
	2012	2017	2022
Aggregate number of shares of Common Stock into which the Convertible Note would be convertible without the Common Stock Cap Limitation	15,000,000	19,151,420	24,552,834

Less shares of Common Stock issuable upon conversion	8,814,685	8,814,685	8,814,685

Total shares of Common Stock not issuable due to the Common Stock Cap Limitation (“Capped Shares”)	6,185,315	10,336,735	15,738,149

Cash or aggregate principal amount of the 12% senior promissory note to be issued in lieu of Capped Shares based on the following assumed prices per share: (3)
$8.00	$49,482,520	$82,693,880	$125,905,192
$11.00	$68,038,465	$113,704,085	$173,119,639
$15.00	$92,779,725	$155,051,025	$236,072,235

(1) Date of issuance of Convertible Note.

(2) Interest payment date.

(3) Stock prices are for illustrative purposes only and are not expectations of future performance.

As illustrated by the table above, if we are unable to settle the full conversion of the Convertible Note in shares of Common Stock, we could be required to make a cash payment or issue a 12% promissory note in an amount that could have a material adverse impact on our cash flow and liquidity. Accordingly, we are asking you to approve this Proposal 3, which would permit us to settle the full conversion of the Convertible Note in shares of Common Stock.

Preemptive Rights

The preemptive rights granted to NGP could result in NGP having the ability to approve certain equity offerings to which its preemptive rights apply if, due to NYSE MKT rules and regulations, NGP is unable to purchase at least 75% of the shares that it is entitled to purchase without us obtaining stockholder approval. While the circumstances under which NYSE MKT rules and regulations could require stockholder approval in connection with an issuance of Common Stock to NGP pursuant to its preemptive rights would be limited, such as in the case of a private offering of Common Stock in which the aggregate shares of Common Stock issued, after giving effect to the issuance of shares to NGP pursuant to the preemptive right, equal to or exceed 20% of the number of our then outstanding shares of Common Stock, we believe that obtaining stockholder approval now of the portion of such offering to be issued to NGP will provide us with greater flexibility to complete future transactions that would not require a stockholder vote but for the addition of shares to be issued to NGP pursuant to their preemptive right. If our stockholders approve this Proposal 3, any shares issued to NGP in a private offering pursuant to their preemptive right will not be included in the calculation as to whether the offering equals or exceeds 20% of our then outstanding shares of Common Stock.

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RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO OUR 5.0% CONVERTIBLE PROMISSORY NOTE AND RELATED PREEMPTIVE RIGHTS.

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PROPOSAL 4 — APPROVAL OF REINCORPORATION IN DELAWARE AND RELATED
TRANSACTIONS

Our Board of Directors has unanimously approved the Reincorporation of the Company in Delaware, which includes the adoption of a new charter and bylaws. Further, our Board of Directors has determined that the terms of the Merger Agreement by which the Reincorporation will be effected are fair to, and in the best interests of, the Company and our stockholders. For the reasons discussed below, the Board of Directors recommends that the stockholders vote FOR the Reincorporation. Approval of the Reincorporation also will constitute approval of the Merger Agreement, the new certificate of incorporation and the new bylaws, each substantially in the form attached to this Proxy Statement as Annexes A, B and C, respectively. For purposes of the discussion below, the Company, before and after the Reincorporation, is sometimes referred to as “Triangle-Nevada” and “Triangle-Delaware,” respectively.

Our corporate affairs currently are governed by Nevada law and the provisions of the Articles of Incorporation, as amended, and the Second Amended and Restated By-Laws of Triangle-Nevada. Copies of these Articles of Incorporation and Bylaws are included as exhibits to our filings with the SEC and are available for inspection during regular business hours at the principal executive offices of the Company. Copies will be sent to stockholders upon request. If the Reincorporation is approved at the Annual Meeting and effected, our corporate affairs will be governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of Triangle-Delaware. Although the Certificate of Incorporation and Bylaws of Triangle-Delaware contain many similar provisions from the Articles of Incorporation and Bylaws of Triangle-Nevada, they do include certain provisions that are different from the provisions contained in the current Articles of Incorporation, as amended, the Second Amended and Restated By-Laws, and under Nevada Law. Further, if the stockholders approve both the Authorized Share Increase under Proposal 5 and the Preferred Share Authorization under Proposal 6, as part of the Reincorporation we will (i) increase the amount of the Company’s Common Stock from the 70,000,000 shares that are currently authorized for issuance pursuant to the Triangle-Nevada Articles of Incorporation, as amended, to a total of 140,000,000 shares of Common Stock that are authorized for issuance in the Certificate of Incorporation of Triangle-Delaware, and (ii) authorize 22,500,000 shares of Preferred Stock in the Certificate of Incorporation of Triangle-Delaware, which are currently not available for issuance under the Triangle-Nevada Articles of Incorporation, as amended. See “Proposal 5—Approval of an Increase in the Number of Authorized Shares of Common Stock” and “Proposal 6 – Approval of the Authorization of Shares of Preferred Stock” for additional information regarding those proposals. Copies of the forms of Certificate of Incorporation and the Bylaws of Triangle-Delaware are attached to this Proxy Statement as Annexes B and C, respectively. See “—Comparison of Certain Rights of Stockholders under Nevada and Delaware Law” below for a discussion of some similarities and important differences in the rights of our stockholders before and after the Reincorporation.

We believe that the Reincorporation will give us a greater measure of flexibility and certainty in corporate governance than is available under Nevada law and may enhance investors’ perception of the Company. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are revised periodically to respond to the changing legal and business needs of corporations. Delaware’s specialized business judiciary are experts in corporate law matters, and a substantial body of court decisions has developed construing Delaware corporation law. Delaware law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, which may provide greater clarity and predictability with respect to our corporate legal affairs than is currently the case under Nevada law. For these and other reasons, many major U.S. corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation.

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of Triangle-Nevada with and into Triangle-Delaware pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A. Triangle-Delaware will be a wholly-owned subsidiary of Triangle-Nevada that will be incorporated by us under the Delaware General Corporation Law for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which we expect will occur as soon as practicable after the Annual Meeting if the Reincorporation is approved by stockholders. Our Board of Directors, however, may determine to abandon the Reincorporation and the merger either before or after stockholder approval has been obtained. The discussion below is qualified in its entirety by reference to the Merger Agreement and by the applicable provisions of Nevada law and Delaware law.

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Upon effectiveness of the Reincorporation:

•	Each outstanding share of our Common Stock will be converted into one share of Triangle-Delaware common stock with the same par value (“Triangle-Delaware Common Stock”);

•	Each outstanding share of Triangle-Delaware Common Stock held by Triangle-Nevada will be retired and canceled and will resume the status of authorized and unissued Triangle-Delaware stock;

•	Each outstanding option to purchase shares of our Common Stock will be deemed to be an option to purchase the same number of shares of Triangle-Delaware Common Stock with no change in the exercise price or other terms or provisions of the option; and

•	Each other equity award relating to our Common Stock will be deemed to be an equity award for the same number of shares of Triangle-Delaware Common Stock, with no change in the terms or provisions of the option or equity award.

Following the Reincorporation, stock certificates previously representing our Common Stock may be delivered in effecting sales through a broker, or otherwise, of shares of Triangle-Delaware stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Triangle-Delaware, and if you do so, it will be at your own cost.

The Reincorporation will not effect any change in our business, management or operations or the location of our principal executive offices. Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of Triangle-Delaware, all of our employee benefit and incentive plans will become Triangle-Delaware plans, and each option or right issued under such plans will automatically be converted into an option or right to purchase or receive the same number of shares of Triangle-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of Triangle-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by Triangle-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Triangle-Delaware.

Other than receipt of stockholder approval and the filing of articles of merger with the Nevada Secretary of State and a certificate of merger with the Delaware Secretary of State, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation.

Securities Act Consequences

The shares of Triangle-Delaware Common Stock to be issued upon conversion of shares of our Common Stock in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) (the “Rule”) under the Securities Act, which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the SEC to the effect that certain changes in the redomiciled corporation’s charter or bylaws in connection with the Reincorporation that otherwise could be made only with the approval of stockholders does not render the Rule inapplicable. After the Reincorporation, Triangle-Delaware will be a publicly held company, Triangle-Delaware Common Stock will continue to be qualified for trading on the NYSE MKT under the symbol “TPLM”, and Triangle-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

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Holders of shares of our Common Stock that are freely tradable before the Reincorporation will continue to have freely tradable shares of Triangle-Delaware Common Stock. Stockholders holding so-called “restricted” shares of our Common Stock will have shares of Triangle-Delaware Common Stock that are subject to the same restrictions on transfer as those to which their shares of our Common Stock are subject at the time of the Reincorporation, and their stock certificates, if surrendered for replacement certificates representing shares of Triangle-Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Triangle-Delaware Common Stock on the date they acquired their shares of Common Stock of Triangle-Nevada.

Material United States Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. This summary is based upon United States federal income tax law in effect on the date hereof, which is subject to change or different interpretations, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, broker-dealers, partnerships and their partners, and tax-exempt organizations (including private foundations)), stockholders who received our Common Stock in exchange for debt, pursuant to the exercise of employee stock options or otherwise as compensation, stockholders who are not U.S. persons, or stockholders that hold our Common Stock or will hold Triangle-Delaware Common Stock as part of a straddle, hedge, conversion, constructive sale, or other integrated security transaction for United States federal income tax purposes, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary only applies to persons who hold our Common Stock and will hold Triangle-Delaware Common Stock as capital assets (generally, property held for investment) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, this summary does not discuss any state, local, or non-United States tax considerations. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the merger.

For purposes of this summary, a “U.S. holder” is, a beneficial owner of our Common Stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

If a partnership (including any entity treated as a partnership for United States federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Stockholders who are partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

We believe that the Reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Reincorporation will be treated for U.S. Federal income tax purposes as a reorganization, (i) holders of Company Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of Triangle-Delaware’s Common Stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Company Common Stock converted therefore, and (iii) the holding period of the shares of Triangle-Delaware’s Common Stock received in the Reincorporation will include the holding period of the shares of Company Common Stock converted therefore.

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No ruling will be sought from the Internal Revenue Service with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the Internal Revenue Service or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

Comparison of Certain Rights of Stockholders under Nevada and Delaware Law

Triangle-Nevada currently is a Nevada corporation and, as such, the rights of its stockholders are governed by the Nevada Revised Statutes Chapters 78 and 92 (the “NRS”), by the Articles of Incorporation, as amended, and by the Second Amended and Restated By-Laws of Triangle-Nevada (the “Triangle-Nevada Articles” and “Triangle-Nevada By-Laws,” respectively). Upon completion of the Reincorporation, the stockholders of Triangle-Nevada will become stockholders of Triangle-Delaware and their rights will be governed by the Delaware General Corporation Law (the “DGCL”) and by the forms of Triangle-Delaware Certificate of Incorporation and Bylaws substantially as attached to this Proxy Statement as Annexes B and C (the “Triangle-Delaware Certificate” and “Triangle-Delaware Bylaws,” respectively), which differ in some important respects from the NRS and the Triangle-Nevada Articles and Triangle-Nevada By-Laws.

The following comparison of the DGCL and the Triangle-Delaware Certificate and Triangle-Delaware Bylaws with the NRS and the Triangle-Nevada Articles and Triangle-Nevada By-Laws summarizes important differences but is not intended to list all differences or to be a comprehensive summary of such laws or documents. In addition, the foregoing summary does not purport to be a complete statement of the respective rights of holders of Triangle-Delaware Common Stock and of our Common Stock, and is qualified in its entirety by reference to the DGCL and the NRS, respectively, and to the Triangle-Delaware Certificate and Triangle-Delaware Bylaws and the Triangle-Nevada Articles and Triangle-Nevada By-Laws, respectively.

Business Combinations

Generally, under the DGCL and the NRS, the approval by the affirmative vote of the holders of a majority of the outstanding stock (or, if the certificate or articles of incorporation, as the case may be, provides for more or less than one vote per share, a majority of the votes of the outstanding stock) of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange of all or substantially all the corporation’s assets to be consummated. Neither the Triangle-Delaware Certificate nor the Triangle-Nevada Articles provides for a required vote that is different than is required in its respective jurisdiction.

State Takeover Legislation

DGCL Section 203 (the “Delaware Business Combination Law”), in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

•	prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

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•	at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders’ meeting of at least 66 ⅔% of the outstanding voting stock that is not owned by the interested stockholder.

The term “business combination” is defined to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof, a merger or consolidation; a sale, lease, exchange, mortgage, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would result in the issuance or transfer by the Company of any of its stock to the interested stockholder; certain transactions that would increase the interested stockholder’s proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary.

In general, and subject to certain exceptions, an “interested stockholder” is any person who is the owner of 15% or more of the outstanding voting stock of the corporation, an affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock of the corporation at anytime within three years immediately prior to the relevant date, or the affiliates and associates of such person. The term “owner” is broadly defined to include any person that individually or with or through such person’s affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

The restrictions of the Delaware Business Combination Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to the Delaware Business Combination Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders. The Triangle-Delaware Certificate has not opted out of the Delaware Business Combination Law.

NRS 78.411-78.444 (the “Nevada Combinations with Interested Stockholders Statutes”) generally prevent an “interested stockholder” and a Nevada corporation from entering into a “combination,” unless certain conditions are met. A “combination” means any merger or consolidation with an “interested stockholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested stockholder” having: (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of a corporation; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of a corporation; or (iii) representing 10% or more of the earning power or net income of the corporation. An “interested stockholder” means a person or entity holding the beneficial ownership of 10% or more of the outstanding voting shares of a corporation, or an affiliate or associate thereof. A corporation may not engage in a combination with the interested stockholder within two years after the interested stockholder first acquires his shares unless (i) the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the interested stockholder acquired such shares, or (ii) during such two-year period, such combination is approved by the board of directors and by 60% of the disinterested stockholders at an annual or special meeting. If approval is not obtained, after the expiration of the two-year period, the combination may be consummated (i) if the board of directors approved such combination or the transaction by which the person first became an interested stockholder before the interested stockholder acquired such shares, or (ii) such combination is approved by a majority of the voting power held by disinterested stockholders at an annual or special meeting, or (iii) if the consideration to be paid by the interested stockholder is at least equal to the greater of (x) the highest price per share paid by the interested stockholder within the two years immediately preceding the date of the announcement of the combination or within the two years immediately preceding, or in, the transaction in which he became an interested stockholder, whichever is higher, (y) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher, or (z) if higher for the holders of preferred stock, the highest liquidation value of the preferred stock. Nevada law does not require a tender offer or that a registration statement or information statement be filed with the State of Nevada.

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The restrictions of the Nevada Combinations with Interested Stockholders Statutes do not apply to corporations that have elected in their articles, in the manner provided in the NRS, not to be subject to these statutes or, with certain exceptions, which do not have a class or series of voting stock which is a covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended, or traded in an organized market and that has at least 2,000 stockholders and a market value of at least $20,000,000. The Triangle-Nevada Articles have not opted out of the Nevada Combinations with Interested Stockholders Statutes.

NRS 78.378-78.3793 (the “Nevada Acquisition of Controlling Interest Statutes”), in general, limit the rights of a person who acquires a controlling interest in a Nevada corporation (i) with 200 or more stockholders of record, at least 100 of whom have a Nevada address appearing on the stock ledger of the corporation, and (ii) that does business in Nevada directly or indirectly through an affiliated entity. Under these statutes, a person that acquires a controlling interest in such a corporation may not exercise voting rights on any of its control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights, any stockholder that does not vote in favor of authorizing such voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The Nevada Acquisition of Controlling Interest Statutes do not apply if the corporation has expressly opted out of such provision in either its articles of incorporation or bylaws and the opt out provision is in effect on the tenth day following the date of the acquisition of a controlling interest. The Triangle-Nevada By-Laws have opted out of the Nevada Acquisition of Controlling Interest Statutes.

Appraisal or Dissenter's Rights

Under the DGCL, except as otherwise provided by the DGCL, stockholders of a constituent corporation in a merger or consolidation have the right to demand and receive payment of the fair value of their stock in a merger or consolidation. However, except as otherwise provided by the DGCL, stockholders do not have appraisal rights in a merger or consolidation if, among other things, their shares are:

•	listed on a national securities exchange; or

•	held of record by more than 2,000 stockholders;

and, in each case, the consideration such stockholders receive for their shares in a merger or consolidation consists solely of:

•	shares of stock of the corporation surviving or resulting from such merger or consolidation;

•	shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders;

•	cash in lieu of fractional shares of the corporations described in the two immediately preceding bullet points; or

•	any combination of shares of stock and cash in lieu of fractional shares described in the three immediately preceding bullet points.

A stockholder of a Nevada corporation, with certain exceptions, has the right to dissent from, and to obtain payment of the fair value of its shares in the event of:

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•	consummation of a plan of merger to which the corporation is a party and to which such stockholder would have had a right to vote;

•	consummation of a plan of conversion to which the corporation is a party as a corporation whose shares will be converted;

•	consummation of a plan of exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder will be acquired in the plan; and

•	any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

The NRS provides that unless a corporation’s articles of incorporation provide otherwise, which the Triangle-Nevada Articles do not, a stockholder does not have dissenters’ rights with respect to a plan of merger or share exchange if the class or series of shares held by the stockholder are of a class or series which is (i) a covered security under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended, (ii) traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000 (exclusive of the value of such shares held by certain persons), or (iii) issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder as net asset value. A stockholder of record of a Nevada corporation may assert dissenter’s rights as to less than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. In such event, the stockholder’s rights shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. Because the Common Stock is listed on the NYSE MKT, the NRS does not afford Triangle-Nevada stockholders dissenters’ rights in connection with the Reincorporation.

Amendments to Charter

Under the DGCL, unless a corporation’s certificate of incorporation requires a greater vote, a proposed amendment to the certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon. The Triangle-Delaware Certificate does not require a greater vote. The approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required under the DGCL to approve a proposed amendment to a corporation’s certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class (except as provided in the last sentence of this paragraph), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. For this purpose, if a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote as a separate class on the amendment. Accordingly, a proposed amendment the adverse effect of which on the powers, preferences or special rights of any series of stock does not differ from its adverse effect on the powers, preferences or special rights of any other series of stock would not entitle such series to vote as a class separately from the other series of stock. The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares of such class outstanding) by the requisite vote described above if so provided in the original certificate of incorporation or in any amendment thereto that created such class of stock or that was adopted prior to the issuance of any shares of such class, or in an amendment authorized by a majority vote of the holders of shares of such class. The Triangle-Delaware Certificate does not include any provision requiring greater than a majority of votes to amend the Triangle-Delaware Certificate, other than provisions relating to (i) amending the bylaws; (ii) removing directors from office; (iii) stockholder action by written consent; (iv) calling a special meeting of stockholders; (v) the number of directors fixed by the bylaws; or (vi) amending the Triangle-Delaware Certificate, each of which requires approval by 66 ⅔% of the voting power of the shares entitled to vote in connection with the election of directors.

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An amendment to a Nevada corporation’s articles of incorporation must be approved by the corporation’s stockholders. Under the NRS, unless a corporation’s articles of incorporation require a greater vote, an amendment to a Nevada corporation’s articles of incorporation must generally be approved by a majority of the votes entitled to be cast on the amendment. If such amendments would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, the holders of shares representing a majority of the voting power of each such class or series would also have to approve the amendment. The Triangle-Nevada Articles do not include any provision requiring a greater vote than a majority of votes entitled to be cast on the amendment.

Amendments to Bylaws

Under the DGCL, the power to adopt, alter and repeal bylaws of a corporation is vested in its stockholders, except to the extent that a corporation’s certificate of incorporation vests concurrent power in the board of directors or the bylaws state otherwise. Both the Triangle-Delaware Certificate and the Triangle-Delaware Bylaws provide that the Triangle-Delaware Bylaws may be altered or amended by a majority vote of the full Triangle-Delaware Board of Directors or by the affirmative vote of the holders of at least 66 ⅔% of the voting power of the shares entitled to vote in connection with the election of directors.

Under the NRS, except as otherwise provided in any bylaw adopted by the stockholders, bylaws may be amended, repealed or adopted by the board of directors. The Triangle-Nevada By-Laws provide that the Triangle-Nevada By-Laws may be altered, amended or repealed by either a majority vote of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

No Preemptive Rights

Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Triangle-Delaware Certificate does not provide for preemptive rights.

Under the NRS, unless otherwise provided in the articles of incorporation, stockholders do not have preemptive rights. The Triangle-Nevada Articles do not provide for preemptive rights.

Duration of Proxies

Under the DGCL, no proxy is valid more than three years after its date unless otherwise provided in the proxy. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

Under the NRS, no proxy will be valid for more than six months after its creation unless the stockholder specifies in the proxy the length of time that it will be valid, which may not exceed seven years from the date of its creation, unless the proxy states that it is irrevocable and is coupled with an interest.

Stockholder Action

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, and under the NRS unless otherwise provided in a corporation’s articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent or consents setting forth the action taken is signed by the holders of outstanding stock having not less than a majority of the voting power or the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon such action were present and voted. The Triangle-Nevada By-Laws are consistent with the NRS. The Triangle-Delaware Certificate provides that stockholder action by written consent can only be taken if the consent is signed by all the holders of our outstanding Common Stock entitled to vote thereon.

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Under both the DGCL and the NRS, directors of a corporation are generally elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders’ meeting at which a quorum is present. While the Triangle Nevada By-Laws do not vary from this voting standard, the Delaware Triangle Bylaws provide that a nominee for director may be elected to the Board of Directors only if the votes cast for such nominee's election exceed the votes cast against such nominee's election (commonly referred to as “majority voting”), except where the number of nominees exceeds the number of directors to be elected, in which case directors shall be elected by a plurality of the votes cast. Triangle Delaware would also adopt a policy requiring incumbent directors who do not receive a majority vote in an uncontested election (i.e., where the number of nominees is the same as the number of directors to be elected) to tender his or her resignation to the Nominating and Corporate Governance Committee, which will then make a recommendation to the entire board of directors as to whether to accept or reject the resignation based on factors deemed relevant by the Nominating and Corporate Governance Committee including, without limitation, the stated reason or reasons why stockholders voted against such director's re-election, the qualifications of the director (including, for example, whether the director serves on the audit committee of the board of directors as an "audit committee financial expert" and whether there are one or more other directors qualified, eligible and available to serve on the audit committee in such capacity), and whether the director's resignation from the board of directors would be in the best interests of the company and its stockholders. A copy of the form of director resignation policy is attached to this Proxy Statement as Annex D.

With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the statute or the corporation’s articles or certificate of incorporation (and the bylaws with respect to the NRS), if a quorum exists, action on any matter is generally approved by the stockholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. In the case of a merger, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is required under both the DGCL and the NRS.

Neither the Triangle-Nevada Articles nor the Triangle-Delaware Certificate include a provision requiring a vote on any matter greater than required by the NRS or the DGCL, respectively. However, both the Triangle-Nevada By-Laws and the Triangle-Delaware Bylaws provide that matters brought before the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation’s capital stock represented at the meeting and entitled to vote on such matter, voting as a single class.

Quorum

Under both the DGCL and the NRS, unless otherwise provided in a corporation’s articles or certificate of incorporation or bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders. The Triangle-Nevada By-Laws and the Triangle–Delaware Bylaws provide that one-third of the outstanding shares, present in person or represented by proxy, will constitute a quorum at the meeting.

Nomination Procedures and Stockholder Proposals

Neither the DGCL nor the NRS provides procedures for the nomination for election of directors by stockholders or the submission of other stockholder proposals at an annual or special meeting of stockholders.

The Triangle-Nevada By-Laws require that nominations (other than by the Board of Directors or nominating committee) for election of directors at a meeting of stockholders must be made by written notice, delivered to or mailed and received at the principal executive offices of Triangle–Nevada, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders or if the date of the annual meeting occurs more than 25 days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

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The Triangle-Delaware Bylaws require that nominations (other than by the Board of Directors or a nominating committee) for the election of directors at a meeting of stockholders must be made by written notice, delivered or mailed by first class mail to Triangle-Delaware not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

Special Stockholder Meetings

The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or the bylaws. The Triangle-Delaware Certificate and the Triangle-Delaware Bylaws provide that a special meeting of stockholders may be called by the Chairman of the Board, the President, the Secretary or any Assistant Secretary and shall be called by any such officer at the request in writing of the Board of Directors or a committee designated by the Board of Directors. The Triangle-Delaware Certificate specifically denies stockholders the ability to call a special meeting of stockholders. The DGCL and the Triangle-Delaware Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than ten days or more than 60 days before the meeting. The notice must state the place, if any, day and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date of determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting and the purpose for which the meeting is called.

The NRS provides that, unless a corporation’s articles of incorporation or bylaws provide otherwise, the entire board of directors, any two directors or the president may call annual or special meetings of the stockholders or directors. The NRS does not grant stockholders the authority to call annual or special meetings of the stockholders, and neither the Triangle-Nevada Articles nor the Triangle-Nevada By-Laws provide such authorization. The Triangle-Nevada By-Laws provide that a special meeting of stockholders may be called by the President of Triangle-Nevada or a majority of the Board of Directors. The NRS and the Triangle-Nevada By-Laws require that a notice of stockholders meeting be delivered to stockholders not less than ten days or more than 60 days before the meeting. The notice must state the place, day, hour and, in the case of special meetings, the general nature of the business to be transacted.

Stockholder Inspection of Books and Records

Under the DGCL, any stockholder may, upon five days written demand, inspect, in person or by agent or attorney, the stockholder ledger or other record of stockholders during usual business hours. The written demand must be under oath and state the purpose of such an inspection. The stockholder may, unless denied for cause, copy such records. The DGCL also allows stockholders, by the same written demand, to inspect the corporation’s other books and records.

Pursuant to the NRS, a stockholder of record for at least six months immediately preceding his demand, or any person holding at least 5% of all outstanding shares, or authorized in writing by at least 5% of all outstanding shares, is entitled to inspect the corporation’s articles and bylaws, including any amendments thereto, and a stock ledger of the names of the corporation’s stockholders during usual business hours, if the stockholder gives at least five business days’ prior written notice to the corporation. The stockholders may also copy such records, provided that the corporation may impose a reasonable charge to recover the costs of labor and materials and the costs of copies of such records provided to such stockholders. The NRS also permits stockholders of record (combined or individually) of 15% or more of the outstanding stock, upon five days written demand, the right to inspect during normal business hours, the books of accounts and all financial records of the corporation, to make copies thereof and to conduct an audit of such records. This right may not be limited by a corporation’s bylaws or articles of incorporation. The NRS also provides that a corporation may deny any demand for inspection if the stockholder refuses to furnish the corporation with an affidavit that such inspection, copies or audit are not desired for any purpose unrelated to their interest in the corporation as a stockholder. The NRS also provides that costs of copying financial records or conducting an audit must be borne by the person exercising such rights. Generally, this provision does not apply to public reporting companies.

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Cumulative Voting

Under both the DGCL and the NRS, a corporation’s certificate of incorporation or articles of incorporation, as the case may be, may provide that at all elections of directors, or at elections held under specified circumstances, each stockholder is entitled to cumulate such stockholder’s votes. Under the NRS, this applies to the election of all directors. Neither the Triangle-Delaware Certificate nor the Triangle-Nevada Articles provide for cumulative voting for the election of directors.

Size of the Board of Directors and No Classification of the Triangle-Delaware Board

The DGCL permits the certificate of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The DGCL permits the certificate of incorporation of a corporation or a bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. The Triangle-Delaware Certificate and Triangle-Delaware Bylaws do not provide for a classified board. The DGCL also permits the certificate of incorporation to confer upon holders of any class or series of stock the right to elect one or more directors to serve for such terms and have such voting powers as are stated in the certificate of incorporation, and the terms of office and voting powers of directors so elected may be greater or less than those of any other director or class of directors. No such provisions are contained in the Triangle-Delaware Certificate. The Triangle-Delaware Bylaws provide for a Board of Directors of not less than three nor more than fifteen members, to be elected for a one-year term. Within this range, the exact number of directors may be fixed from time to time by resolution of the Triangle-Delaware Board of Directors.

The NRS permits the articles of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. The Triangle-Nevada By-Laws provide for a Triangle-Nevada Board of Directors of not less than one or more than thirteen members, to be elected for a one-year term. Within this range, the exact number of directors may be fixed from time to time by resolution of the Triangle-Nevada Board of Directors. The NRS provides that a corporation’s board of directors may be divided into up to four classes with staggered terms of office. The Triangle-Nevada Articles and Triangle-Nevada By-Laws do not provide for a classified board.

Removal of Directors

Unless the certificate of incorporation provides otherwise, the DGCL provides that a director or directors may be removed with or without cause by the holders of a majority in voting power of the shares then entitled to vote at an election of directors, except that members of a classified board of directors may be removed only for cause. The Triangle-Delaware Certificate provides that any director or the entire Board of Directors may be removed from office only by the affirmative vote of the holders of at least two-thirds (⅔) of the voting power of our issued and outstanding capital stock entitled to vote in the election of directors.

The NRS provides that any director may be removed from office by the vote of stockholders holding not less than two-thirds of the issued and outstanding stock entitled to vote. Pursuant to the Triangle-Nevada By-Laws, stockholders may remove one or more directors, with or without cause, by the affirmative vote of the holders of at least two-thirds (⅔) of the voting power of our issued and outstanding capital stock entitled to vote in the election of directors.

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Vacancies

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation or bylaws, vacancies on a board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.

The Triangle-Delaware Bylaws provide that any vacancies on the Board of Directors caused by death, resignation, removal or otherwise and newly created directorships resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. The Triangle-Delaware Bylaws also provide that any directors chosen to fill a vacancy on the Board of Directors or newly created directorships will serve for the remainder of the full term of the class for which such director was chosen and until his successor shall be duly elected and shall have qualified.

The NRS provides that a vacancy on the board of directors of a corporation may generally be filled by the affirmative vote of a majority of the remaining directors, though constituting less than a quorum of the board of directors, unless the articles of incorporation provide otherwise. The Triangle-Nevada Articles do not alter this provision.

Indemnification of Directors and Officers

Pursuant to Section 145 of the DGCL, a corporation has the power to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the individual’s conduct was unlawful. Such determination shall be made, in the case of an individual who is a director or officer at the time of such determination:

•	by a majority of the disinterested directors, even though less than a quorum;

•	by a committee of such directors designated by a majority vote of such directors, even though less than a quorum;

•	if there are no disinterested directors, or if such directors so direct, by independent legal counsel; or

•	by a majority vote of the stockholders, at a meeting at which a quorum is present.

Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged liable to the corporation.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

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Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

The Triangle-Delaware Certificate provides that Triangle-Delaware shall have the power to indemnify directors, officers, employees and agents of Triangle-Delaware to the fullest extent permitted by Section 145 of the DGCL. The Triangle-Delaware Bylaws provide that Triangle-Delaware officers and directors shall be indemnified to the fullest extent permitted by applicable law, and that Triangle-Delaware shall pay the expenses incurred in defending any proceeding in advance of its final disposition. Payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

Under the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (actually and reasonably incurred) of any proceedings (other than derivative actions), investigations, whether civil or administrative or criminal in nature, if they are not liable for a breach of their fiduciary duties (which breach involved intentional misconduct, fraud or a knowing violation of law) to the corporation or acted in good faith on behalf of the corporation and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Similar standards are applicable in derivative actions, except that indemnification may be made only for (a) reasonable expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, a court of competent jurisdiction determines that the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. The NRS provides that to the extent that such persons have been successful on the merits or in defense of any proceeding, they must be indemnified by the corporation against expenses incurred in connection with the defense. Generally, the termination of any action, suit or proceeding by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person acted in breach of his fiduciary duties or not in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to a criminal investigation, or action, he had reasonable cause to believe that his conduct was lawful. If a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

In addition, under the NRS, expenses incurred by an officer or director in connection with a proceeding may be paid by the corporation in advance of the final disposition, upon receipt of an undertaking by such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation.

The Triangle-Nevada By-Laws provide that Triangle-Nevada officers and directors shall be indemnified to the fullest extent permitted by the NRS, and that Triangle-Nevada shall pay the expenses incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

The NRS, the DGCL and the respective Bylaws of Triangle-Delaware and Triangle-Nevada may permit indemnification for liabilities arising under the Securities Act or the Exchange Act. The Board of Directors of Triangle-Nevada and Triangle-Delaware herein has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable absent a decision to the contrary by a court of competent jurisdiction.

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Limitation of Personal Liability of Directors

The DGCL provides that a corporation’s certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;

•	violation of certain provisions of the DGCL;

•	any transaction from which the director derived an improper personal benefit; or

•	any act or omission prior to the adoption of such a provision in the certificate of incorporation.

The Triangle-Delaware Certificate provides that a director of Triangle-Delaware shall not be personally liable to Triangle-Delaware or any of its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent provided by applicable law for the actions described above.

The NRS provides that a director or officer will not be personally liable for monetary damages to the corporation, its stockholders or its creditors for breach of fiduciary duty as a director or officer, unless it is proven that the director or officer committed a breach of fiduciary duty and such breach involved intentional misconduct, fraud or a knowing violation of law.

Derivative Actions

Under the DGCL and Nevada Rule 23.1 of Civil Procedure (the “Nevada Rule”), a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the person acquired the shares by operation of law from a person who was a stockholder at such time. The Delaware Court of Chancery Rules and the Nevada Rule also provide that a complaint in a derivative proceeding must be verified and must allege with particularity the efforts, if any, made by the plaintiff to obtain the desired action, and the reasons for such plaintiff’s failure to obtain the desired action or for not making the effort. The Nevada Rules also provide that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of similarly situated stockholders. The Delaware Court of Chancery Rules and the Nevada Rules further provide that an action shall not be dismissed or compromised without the approval of the court having jurisdiction of the action.

Distributions and Redemptions

Under the DGCL, unless otherwise restricted in its certificate of incorporation, a corporation may only pay dividends out of surplus or net profit. Additionally, under the DGCL, a corporation may not redeem any shares if such redemption would cause an impairment of its capital. The Triangle-Delaware Certificate does not otherwise restrict the right to pay dividends or redeem shares.

Under the NRS, a Nevada corporation may make distributions to its stockholders as long as, after giving effect to such distribution, (a) the corporation would be able to pay its debts as they become due in the usual course of business or (b) the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the Triangle-Nevada Articles do not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Such determinations may be made by the board of directors based on financial statements, fair market valuation or any other reasonable method. Under the NRS, a distribution may include a redemption, including a corporation’s redemption of its own capital stock.

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Loans to Directors and Officers

Under the DGCL, a corporation may lend money to, or guarantee any obligation of, an officer, including an officer who is a director, when it is deemed, in the judgment of the board of directors, to be reasonably expected to benefit the corporation.

Under the NRS, a corporation may make a loan or guaranty to directors or officers if (a) the financial interest is known or disclosed to the board of directors or committee, and the board of directors or committee authorizes the transaction in good faith by a majority vote sufficient for the purpose without counting the vote of the interested director; (b) the financial interest is known or disclosed to the stockholders, and the stockholders authorize the transaction by a vote of stockholders holding a majority of the voting power (including the votes of the interested director if such director is a stockholder); (c) the financial interest is not known at the time it is brought before the board; or (d) the transaction is fair to the corporation at the time it is authorized or approved.

Franchise Taxes

All corporations organized under the laws of the State of Nevada, regardless of capitalization or whether the corporation transacts business in Nevada, are required to pay an annual flat fee of $200 to obtain a business license and a fee for filing the annual list of officers and directors based on the number of authorized shares, which currently equates to $125 for Triangle-Nevada. Nevada imposes no franchise tax or similar fee on Nevada corporations. After the Reincorporation, we will be required to pay annual franchise taxes to Delaware based on a formula involving the number of our authorized shares, or the value of our assets, whichever would result in a lesser tax. If the Reincorporation had been effected as of February 1 of this year, we estimate that Triangle-Delaware would have paid annual franchise taxes for 2012 of approximately $130,000. We will pay a prorated share of the annual Delaware franchise tax for 2012 if the Reincorporation is approved and effected, based upon the effective date of the Reincorporation. If the Authorized Share Increase is also approved at the Annual Meeting, on a going forward basis we expect to pay $180,000 per year in franchise taxes, which is the maximum franchise tax amount currently imposed on corporations by the State of Delaware. If the State of Delaware increases the maximum franchise tax amount in the future, our annual franchise taxes may increase above the current $180,000 per year maximum.

The Merger Agreement

The following is only a summary of the material provisions of the Merger Agreement between Triangle-Nevada and Triangle-Delaware, is not complete and is qualified by reference to the full text of the Merger Agreement attached to this Proxy Statement as Annex A. Please read the Merger Agreement in its entirety.

General

The Merger Agreement provides that, subject to the approval and adoption of the Merger Agreement by the stockholders of Triangle-Nevada and the authority of the Board of Directors of Triangle-Nevada (and Triangle-Delaware) to abandon the merger:

•	Triangle-Nevada will merge with and into Triangle-Delaware; and

•	Triangle-Nevada will cease to exist and Triangle-Delaware will continue as the surviving corporation.

As a result of the merger, and as of the effective time of the merger, Triangle-Delaware will succeed to and assume all rights and obligations of Triangle-Nevada, in accordance with Delaware law.

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Effective Time

The Merger Agreement provides that, subject to the approval of the stockholders of Triangle-Nevada, the merger will be consummated by the filing of articles of merger, a certificate of merger, and any other appropriate documents in accordance with the relevant provisions of the NRS and the DGCL, with the Secretaries of State of the States of Nevada and Delaware.

Merger Consideration

Upon consummation of the merger, each outstanding share of our Common Stock will be converted into the right to receive one share of Triangle-Delaware Common Stock. The shares of Triangle-Nevada Common Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Each holder of a certificate representing shares of Triangle-Nevada Common Stock immediately prior to the merger will cease to have any rights with respect to such certificate, except the right to receive shares of Triangle-Delaware Common Stock upon surrender of such certificate.

Effect of the Reincorporation on Stock Certificates

The Reincorporation will not have any effect on the transferability of outstanding stock certificates representing our Common Stock. The Reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates. Following the Reincorporation, stock certificates previously representing the Common Stock may be delivered in effecting sales (through a broker or otherwise) of shares of Triangle-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Triangle-Delaware, and if you do so, it will be at your own cost.

Treatment of Stock Options and Other Equity Awards

Under the terms of the Merger Agreement, upon consummation of the merger each outstanding option to purchase a share of our Common Stock, and other equity awards relating to the Company’s Common Stock, will be deemed to constitute an option to purchase one share of Common Stock or equity award, as applicable, of Triangle-Delaware at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option or equity award.

Under the Merger Agreement, Triangle-Delaware will assume Triangle-Nevada’s stock option plans, including the Plan, which following the Reincorporation will be used by Triangle-Delaware to make awards to directors, officers and employees of Triangle-Delaware and others as permitted in the Plan.

Directors and Officers

The Merger Agreement provides that the board of directors of Triangle-Delaware from and after the merger will consist of the directors of Triangle-Nevada immediately prior to the merger. The Merger Agreement further provides that the officers of Triangle-Delaware from and after the merger will be the officers of Triangle-Nevada immediately prior to the merger.

Articles of Incorporation and Bylaws

The Merger Agreement provides that the Triangle-Delaware Certificate in effect immediately before the merger will be the certificate of incorporation of the surviving corporation, and the Triangle-Delaware Bylaws in effect immediately before the merger will be the bylaws of the surviving corporation unless and until later amended in accordance with Delaware law.

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Conditions to the Merger

The obligations of Triangle-Nevada and Triangle-Delaware to consummate the merger are subject to the satisfaction or waiver of the conditions that the Merger Agreement and merger shall have been approved and adopted by the stockholders of Triangle-Nevada.

Abandonment of the Merger

Notwithstanding stockholder approval of the Merger Agreement and the merger, the Board of Directors of Triangle-Nevada may elect to abandon the merger as permitted under the NRS.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE

REINCORPORATION.

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PROPOSAL 5 — APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK

Our Board of Directors has unanimously approved an increase of the number of shares of our authorized Common Stock from 70,000,000 shares to 140,000,000 shares, as further described below. If approved, the Authorized Share Increase would be effected as follows: (i) if Proposal 4 relating to the Reincorporation is not approved, then Article 3 of the Triangle-Nevada Articles of Incorporation would be amended to reflect the Authorized Share Increase, which amendment has been unanimously approved by our Board of Directors, or (ii) if Proposal 4 relating to the Reincorporation is approved, then the Triangle-Delaware Certificate will authorize the issuance of 140,000,000 shares of Common Stock. The full text of the proposed amended Article 3 of our Articles of Incorporation, including if the Preferred Stock Authorization in Proposal 6 is approved, is attached to this Proxy Statement as Annex E.

The Board of Directors proposes and recommends increasing the number of shares of Common Stock from the 70,000,000 shares that are currently authorized for issuance pursuant to the Triangle-Nevada Articles of Incorporation to a total of 140,000,000 shares of Common Stock. Of the Company’s 70,000,000 shares of currently authorized Common Stock, 44,318,486 shares were outstanding as of October 8, 2012, and after taking into account (i) shares underlying outstanding stock options, (ii) the reservation of shares for issuance upon the conversion of the Convertible Note (based on the initial principal amount of the Convertible Note and assuming “Proposal 3 – Approval of the Issuance of Shares of Common Stock Pursuant to our 5.0% Convertible Promissory Note and Related Preemptive Rights” as described above is approved by the stockholders), and (iii) the reservation of shares for issuance under the Plan (assuming “Proposal 7 – Approval of an Increase in the Number of Shares Reserved for Issuance Under the 2011 Omnibus Incentive Plan” as described below is approved by the stockholders), approximately 5.4 million of the 70,000,000 shares authorized in the Triangle-Nevada Articles of Incorporation would be available for issuance.

Further, as described above, if the stockholders approve both the Reincorporation and the Authorized Share Increase, the Triangle-Delaware Certificate of Incorporation will authorize the issuance of 140,000,000 shares of Common Stock.

The Board of Directors believes that the Authorized Share Increase is advisable and in the best interests of the Company and our stockholders. The Authorized Share Increase will provide us with flexibility in completing financing and capital raising transactions, which may be necessary for us to execute our future business plans. Other possible business and financial uses for the additional shares of Common Stock include, without limitation, acquiring other companies, businesses or acreage in exchange for shares of Common Stock, attracting and retaining employees by the issuance of additional securities under the Plan, and other transactions and corporate purposes that the Board of Directors may deem are in the Company’s best interest. We could also use the additional shares of Common Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. We believe that the additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Nevada law or Delaware law, as applicable, or under applicable NYSE MKT rules. As of the date of, and other than as described in, this Proxy Statement, we have no arrangements or understandings regarding the additional shares that would be authorized or immediate plans to consummate any such transactions. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and our stockholders. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Further, our ability to issue shares of Common Stock upon conversion of the Convertible Note is also limited by the number of authorized but unissued shares of Common Stock at the time of the conversion. Approval of Proposal 3 and this Proposal 5 would give us the ability to settle the conversion of the Convertible Note in full through the delivery of shares of our Common Stock.

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The Authorized Share Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders.

As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Authorized Share Increase may, among other things, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could authorize the sale of shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although the Authorized Share Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Share Increase could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AUTHORIZED

SHARE INCREASE.

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PROPOSAL 6 — APPROVAL OF THE AUTHORIZATION OF SHARES OF PREFERRED STOCK

Our Board of Directors has unanimously approved the authorization of 22,500,000 shares of Preferred Stock, as further described below. If approved, the Preferred Share Authorization would be effected as follows: (i) if Proposal 4 relating to the Reincorporation is not approved, then Article 3 of the Triangle-Nevada Articles of Incorporation would be amended to authorize the issuance of 22,500,000 shares of Preferred Stock in addition to the currently authorized 70,000,000 shares of Common Stock, which amendment has been unanimously approved by our Board of Directors, or (ii) if Proposal 4 relating to the Reincorporation is approved, then the Triangle-Delaware Certificate will authorize the issuance of 22,500,000 shares of Preferred Stock. The full text of the proposed amended Article 3 of our Articles of Incorporation, including if the Authorized Share Increase in Proposal 5 is approved, is attached to this Proxy Statement as Annex E.

Currently, we are not authorized to issue any shares of preferred stock. The Board of Directors proposes and recommends authorizing 22,500,000 shares of Preferred Stock, and giving the Board of Directors the authority, within the limitations in the Triangle-Nevada Articles of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

Further, as described above, if the stockholders approve both the Reincorporation and the Preferred Share Authorization, the Triangle-Delaware Certificate of Incorporation will authorize the issuance of 22,500,000 shares of Preferred Stock, which would increase the total number of authorized shares of stock that Triangle-Delaware shall have the authority to issue by 22,500,000 shares. The Board of Directors of Triangle-Delaware would have the authority, within the limitations in the Triangle-Delaware Certification of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

Shares of Preferred Stock could be issued in a financing in which investors purchase Preferred Stock with rights, preferences and privileges that may be superior to those of the Common Stock. We could also use the authorized Preferred Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have no immediate plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

The proposed Preferred Share Authorization has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt. We have no current intention of using the preferred stock for anti-takeover purposes. Nonetheless, the Company would be able to use the Preferred Stock to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. For example, shares of Preferred Stock could be issued in connection with a stockholder rights plan, or poison pill or rights plan, which would allow stockholders (other than hostile parties) to purchase our Common Stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 6:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PREFERRED

SHARE AUTHORIZATION.

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PROPOSAL 7 — APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON

STOCK RESERVED FOR ISSUANCE UNDER THE 2011 OMNIBUS INCENTIVE PLAN

Our Board of Directors has unanimously approved, subject to stockholder approval at the Annual Meeting, an amendment to the 2011 Omnibus Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan to 5,900,000, which represents an increase of 1,900,000 shares (the “Plan Share Increase”) over the 4,000,000 shares currently authorized for issuance under the Plan. The amendment is reflected in an Amended and Restated 2011 Omnibus Incentive Plan (the “Amended and Restated Plan”), a copy of which is attached to this Proxy Statement as Annex F. The only change between the Plan and the Amended and Restated Plan is the Plan Share Increase. All other terms of the Plan, which were previously approved by our stockholders, remain unchanged.

Under the terms of the Plan, only 75% of the 4,000,000 shares of Common Stock currently authorized for issuance under the Plan (or 3,000,000 shares) may be issued as "full value awards" (which means an award, other than an option or a stock appreciation right, settled in stock). As of October 8, 2012, restricted stock units had been issued under the Plan that could be settled in 3,444,110 shares of common stock but for the full value award limitation. The restricted stock units granted in excess of the full value award limitation will be settled in cash unless this proposal is approved, in which case they may be settled in Common Stock or cash at our option. As of October 8, 2012, assuming we will issue 3,000,000 shares in settlement of previously granted restricted stock units, we had 1,000,000 shares available for issuance pursuant to non-full value awards.

The 4,000,000 shares currently available for issuance under the Plan constitute approximately 10% of our 44,318,486 shares of Common Stock outstanding on October 8, 2012. The Board of Directors determined the amount of the Plan Share Increase by calculating the fully-diluted number of shares of our Common Stock outstanding following the issuance of the Convertible Note (assuming full conversion into a total of 15,000,000 shares of Common Stock, based on the aggregate principal amount of the Convertible Note outstanding as of the July 31, 2012 issue date), which would be 59,318,486. In accordance with the Board’s desire to have available for issuance under the Amended and Restated Plan approximately 10% of our fully-diluted number of shares outstanding following the issuance of the Convertible Note, 10% of 59,318,486 shares is approximately 5,900,000. The Plan Share Increase would increase the 4,000,000 shares currently available for issuance under the Plan to 5,900,000 shares available for issuance under the Amended and Restated Plan.

The Company acknowledges that the number of shares subject to awards granted during our last three fiscal years, particularly during our fiscal year ended January 1, 2012, was higher, as a percentage of our outstanding shares of common stock, than we expect to award annually on a going forward basis. The relatively higher amount of awards granted during fiscal year 2012 was primarily due to the fact that our stockholders did not approve the Plan until July 2011, following which awards previously granted in fiscal years 2011 and 2012 (subject stockholder approval of the Plan) were ultimately made.

During the last three fiscal years, we have been the equivalent of start-up company focused on hiring and retaining top level talent and growing to achieve profitability. During that time, we have used stock-based compensation as a key element of compensation to our officers, directors and employees. As our revenues increase and we move closer to profitability, we expect that stock-based compensation will comprise a decreasing, although still important, portion of our compensation structure.

The Company commits that, with respect to the number of shares subject to awards granted under the Plan over the next three fiscal years, we will maintain an average annual burn rate during that period that does not exceed 4.0% of our outstanding common stock (undiluted), which, according to our calculations, is just below the mean plus one standard deviation for our industry group. For purposes of calculating the number of shares granted in a particular year, all awards will first be converted into option-share equivalents. In this case, each share that is subject to awards other than options will count as equivalent to 1.5 option shares.

The following summary of the Amended and Restated Plan is qualified in its entirety by the full text of the Amended and Restated Plan, a copy of which is included in Annex F to this Proxy Statement.

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Amended and Restated Plan Description

Purposes

The purposes of the Amended and Restated Plan are to:

•	to promote the interests of the Company and the Company’s stockholders by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employment or service of the Company;

•	to acquire a proprietary interest in the long-term success of the Company; and

•	to reward the performance of individuals in fulfilling short-term and long-term corporate objectives.

Administration of the Amended and Restated Plan

The Amended and Restated Plan is administered by our Compensation Committee. The Compensation Committee has the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Amended and Restated Plan, to administer the Amended and Restated Plan and to exercise all the powers and authorities either specifically granted to it under the Amended and Restated Plan or necessary or advisable in the administration of the Amended and Restated Plan, including, without limitation,

•	the authority to grant awards;

•	to determine the persons to whom and the time or times at which awards will be granted;

•	to determine the type and number of awards to be granted (including whether an option granted is an incentive stock option or a nonqualified stock option);

•	to determine the number of shares of stock to which an award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any award;

•	to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged or surrendered;

•	to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Internal Revenue Code, if applicable), or in response to changes in applicable laws, regulations or accounting principles;

•	to construe and interpret the Amended and Restated Plan and any award;

•	to prescribe, amend and rescind rules and regulations relating to the Amended and Restated Plan;

•	to determine the terms and provisions of award agreements; and

•	to make all other determinations deemed necessary or advisable for the administration of the Amended and Restated Plan.

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The Compensation Committee may, in its absolute discretion, without amendment to the Amended and Restated Plan,

•	accelerate the date on which any option granted under the Amended and Restated Plan becomes exercisable, waive or amend the operation of Amended and Restated Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option; and

•	accelerate the vesting date, or waive any condition imposed, for any share of restricted stock, or other award or otherwise adjust any of the terms applicable to any such award.

Notwithstanding the foregoing, and subject to adjustment for certain transactions, neither the Board of Directors, the Compensation Committee nor their respective delegates has the authority to re-price (or cancel and/or re-grant) any option, stock appreciation right or, if applicable, other award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Except as required by applicable law, the Compensation Committee may delegate all or any part of its authority under the Amended and Restated Plan to an employee, employees or committee of employees. All decisions, determinations and interpretations of the Compensation Committee or the Board of Directors will be final and binding and no member of the Compensation Committee or the Board of Directors will be liable for any action taken or determination made in good faith with respect to the Amended and Restated Plan or any award.

Eligibility

Awards pursuant to the Amended and Restated Plan may be granted to (i) employees of the Company and its subsidiaries (including officers, whether or not they are directors of the Company or its subsidiaries), (ii) non-employee directors, and (iii) consultants of the Company or its subsidiaries. Incentive stock options will be granted only to employees (including officers and directors who are also employees).

Shares Available for Awards

If the Plan Share Increase is approved by the stockholders, the maximum number of shares of Company Common Stock reserved for issuance under the Amended and Restated Plan will be 5,900,000 shares, subject to adjustment for certain transactions. Notwithstanding the foregoing, no more than 75% of such 5,900,000 shares, including both previously issued and newly issued awards, may be issued as “full value awards” (which means an award, other than an option or a stock appreciation right, settled in stock). The shares may be authorized but unissued Company common stock or authorized and issued Company common stock held in the Company’s treasury. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of stock for such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for awards under the Amended and Restated Plan except that any shares of Company common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Amended and Restated Plan.

Individual Limitation

In no event may the total number of shares of Company Common Stock subject to awards (other than a cash-based award) awarded to any one participant during any tax year of the Company exceed 500,000 shares (subject to adjustment for certain transactions). For other cash-based awards (as described below) intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code, (1) the maximum value of the aggregate payment that any participant may receive for any other cash-based award that is an annual incentive award is $2,500,000, (2) the maximum value of the aggregate payment that any participant may receive for any award that is a long-term incentive award is $2,500,000 multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (3) the additional rules described above applicable to awards intended to qualify as performance-based compensation under Section 162 (m) of the Internal Revenue Code will apply.

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Adjustment for Change in Capitalization

In the event of any change in the Company’s capitalization or in the event of a corporate transaction, such as a merger, consolidation, separation or similar event, the Amended and Restated Plan provides for appropriate adjustments in the number of class of shares of Common Stock available for issuance or grant and in the number, price and/or kind of shares or other cash or property subject to awards.

Types of Awards

The Amended and Restated Plan provides for the grant of stock options, stock appreciation rights, shares of restricted stock, stock bonus, performance awards or other share-based or cash-based awards. These awards are discussed in more detail below.

Stock Options. Options granted under the Amended and Restated Plan may be incentive stock options meeting the definition of an incentive stock option under Section 422 of the Internal Revenue Code or options which do not qualify as incentive stock options (referred to as nonqualified options). An option award will be evidenced by an award agreement that specifies the option price, duration of the option, the number of shares to which the option pertains, termination and transferability rights and other provisions as the Compensation Committee may determine to be appropriate. The option price for each grant will be at least equal to the fair market value (as defined in the Amended and Restated Plan) of the shares subject to the option on the grant date of the option. The date on which the Compensation Committee adopts a resolution granting an option will be considered the grant date of the option, unless such resolution specifies a later date. No option may be exercised later than the tenth anniversary of the date of its grant.

Stock Appreciation Rights (“SARs”). The Compensation Committee may grant SARs under the Amended and Restated Plan, either in tandem with stock options or freestanding and unrelated to options. Tandem SARs may be exercised only when the related option is exercisable. Freestanding SARs may be exercised upon such terms and conditions established by the Compensation Committee. Each SAR will be evidenced by an award agreement that will specify the grant price, the term of the SAR and other provisions as the Compensation Committee or Board of Directors may determine to be appropriate. In no event will the appreciation base of the shares of Common Stock subject to the SAR be less than the fair market value of the shares on the date of grant. The term of the SAR may not exceed ten years. Upon exercise of a SAR, a participant will be entitled to receive payment from the Company in an amount determined by multiplying (1) the difference between the fair market value of a share on the exercise date and the appreciation base of the SAR, by (2) the number of shares with respect to which the SAR is exercised.

Restricted Stock and Stock Bonus. The Compensation Committee may grant restricted stock awards, alone or in tandem with other awards under the Amended and Restated Plan, subject to such restrictions, terms and conditions, as the Compensation Committee may determine in its sole discretion and as may be evidenced by the applicable agreements. The vesting of a restricted stock award granted under the Amended and Restated Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. Notwithstanding the foregoing, if the vesting condition for any award, other than an option, that is settled in Company Common Stock, such as restricted stock awards, relates exclusively to the passage of time and continued employment of a participant who is an employee of the Company, such time period will not be less than 36 months, with no more than 33 1/3% of the award vesting every 12 months from the date of the award (subject to earlier vesting on certain events described below). If the vesting condition for any full value award (including an award of restricted stock), relates to the attainment of specified performance goals, such full value award will vest over a performance period of not less than one year (subject to earlier vesting on certain events described below). Each agreement for a restricted stock award will set forth the amount (if any) to be paid by the participant for the award and when and under what circumstances such payment is required to be made. The Compensation Committee may grant stock bonus awards, alone or in tandem with other awards under the Amended and Restated Plan, subject to such terms and conditions as the Compensation Committee may determine in its sole discretion and as may be evidenced by the applicable agreement.

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Performance Awards. The Compensation Committee may grant performance awards, alone or in tandem with other awards under the Amended and Restated Plan, to acquire shares of Company Common Stock in such amounts and subject to such terms and conditions as the Compensation Committee may from time to time in its sole discretion determine, subject to the terms of the Amended and Restated Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Internal Revenue Code, unless the Compensation Committee will determine otherwise, the performance awards will provide that payment will be made within 2 1/2 months after the end of the year in which the participant has a legally binding vested right to such award. No dividends or dividend equivalents will be paid in respect of unvested performance awards.

In the event that the Compensation Committee grants a performance award or other award (other than a nonqualified option or incentive stock option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Internal Revenue Code, the following rules will apply: payments under the award will be made solely on account of the attainment of one or more objective performance goals. The performance goals must be established in writing by the Compensation Committee not later than 90 days after the commencement of the period of service to which the award relates (but, in no event after 25% of the period of service has elapsed). The performance goal(s) to which the award relates may be based on one or more of the following business criteria applied to the Company or, a subsidiary:

•	total stockholder return;

•	net revenues;

•	return on total stockholders’ equity;

•	earnings per share of Company Common Stock;

•	net income (before or after taxes);

•	return on assets;

•	return on investment;

•	return on capital;

•	economic value added;

•	operating budget or margin;

•	contribution margin;

•	earnings from continuing operations;

•	levels of expense, cost or liability;

•	earnings before all or any interest, taxes, depreciation, amortization and/or exploration expense (“EBIT,” “EBITA,” “EBITDA” or “EBITDAX”);

•	debt reduction;

•	market share;

•	reserve growth;

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•	reserve replacement;

•	production growth;

•	finding/development costs;

•	lease operating expense;

•	captured prospects;

•	prospecting licenses signed;

•	operated prospects matured to drill ready;

•	drilling programs commenced;

•	drillable prospects, capabilities and critical path items established;

•	third-party capital sourcing;

•	captured net risked resource potential;

•	acquisition cost efficiency;

•	central lease sale position;

•	acquisitions of oil and natural gas interests;

•	increases in proved, probable or possible reserves;

•	finding and development costs;

•	overhead costs;

•	general and administration expense; and

•	any combination of, or a specified increase or decrease of one or more of the foregoing goal(s) over a specified period.

Other Stock- or Cash-Based Awards. The Compensation Committee is authorized to grant other stock-based awards or other cash-based awards, as deemed by the Compensation Committee to be consistent with the purposes of the Amended and Restated Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Internal Revenue Code, unless the Compensation Committee will determine otherwise, the awards will provide that payment will be made within 2 1/2 months after the end of the year in which the participant has a legally binding vested right to such award. The Compensation Committee may establish such other rules applicable to the other stock-based awards or other cash-based awards to the extent not inconsistent with Section 162(m) of the Internal Revenue Code.

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Termination of Employment

Unless the applicable award agreement provides otherwise or the Compensation Committee in its sole discretion determines otherwise, upon termination of a participant’s employment or service with the Company and its subsidiaries by the Company or its subsidiary for Cause (as such term is defined in the Amended and Restated Plan or, in the case of a non-employee director, upon such non-employee director’s failure to be renominated as non-employee director of the Company), all outstanding stock options and SARs granted to such participant that are either exercisable or not exercisable as of the date of such termination of employment or service, and any other outstanding award which is not vested as of the date of such termination of employment or service will terminate upon the date of such termination of employment or service.

Unless the applicable award agreement provides otherwise or the Compensation Committee in its sole discretion determines otherwise, upon termination of a participant’s employment or service with the Company and its subsidiaries (1) by the Company or its subsidiaries without Cause (including, in case of a non-employee director, the failure to be elected as a non-employee director) or (2) by the participant for good reason as determined in the Compensation Committee’s sole discretion or any like term as defined under any employment agreement with the Company or a subsidiary to which a participant may be a party to, the portions of outstanding stock options and SARs granted to such participant which are exercisable as of the date of termination of employment or service of such participant will remain exercisable, and any payment or notice provided for under the terms of any other outstanding award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of one year from and including the date of termination of employment or service and will terminate thereafter. Unless the applicable award agreement provides otherwise or the Compensation Committee in its sole discretion determines otherwise, any other outstanding award will terminate as of the date of such termination of employment or service.

Unless the applicable award agreement provides otherwise or the Compensation Committee in its sole discretion determines otherwise, upon termination of the participant’s employment or service with the Company and its subsidiaries for any reason (including for death or disability) other than as described above, the portions of outstanding stock options and SARs granted to such participant that are exercisable as of the date of such termination of employment or service will remain exercisable for a period of 90 days (and will terminate thereafter), and any payment or notice provided for under the terms of any other outstanding award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of 90 days from and including the date of termination of employment or service (and will terminate thereafter). All additional portions of outstanding stock options or SARs granted to such participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding award which is not vested as of the date of such termination of employment or service will terminate upon the date of such termination of employment or service.

Effect of Change in Control

Unless the applicable award agreement provides otherwise, in the event of a Change in Control (as such term is defined in the Amended and Restated Plan), and in accordance with the requirements of Section 409A of the Internal Revenue Code:

•	For any award that is assumed in connection with a Change in Control, in the event of a termination of a participant’s employment or service (1) by the Company without Cause (as such term is defined in the Amended and Restated Plan) or (2) by the participant for good reason as determined in the Compensation Committee’s sole discretion or any like term as defined under any employment agreement with the Company or a subsidiary to which a participant may be a party to, during the 24-month period following the Change in Control, at the time of termination, all awards held by the participant will vest, and any performance conditions imposed on the awards will be deemed to be achieved at target levels.

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•	For any award that is not assumed in connection with a Change in Control, immediately upon the occurrence of the Change in Control, all awards held by the participant will become fully vested and any performance conditions imposed on the awards will be deemed to be achieved at target levels.

•	An award will be considered assumed if, following the Change in Control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the Change in Control except that, if the award related to shares of Company Common Stock, the award instead confers the right to receive Common Stock of the acquiring entity.

•	In the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Company may provide that each award will, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (1) the excess of the consideration paid per share of Company Common Stock in the Change in Control over the exercise price (if any) per share of Company Common Stock subject to the award multiplied by (2) the number of shares granted under the award.

Non-Competition, Code of Ethics and Clawback Policy

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the Amended and Restated Plan, including participation in the Amended and Restated Plan, each participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Compensation Committee or any officer or director to whom the Compensation Committee elects to delegate such authority and the Company’s code of ethics policy and other policies applicable to such participant as is in effect from time to time. Awards will be subject to any clawback policy adopted by the Company from time to time.

Amendment or Termination of the Amended and Restated Plan

Subject to certain limitations, the Board of Directors or the Compensation Committee may, at any time, suspend or terminate the Amended and Restated Plan or revise or amend it in any respect whatsoever; provided, however, neither the Board of Directors, the Compensation Committee nor their respective delegates will have the authority to re-price (or cancel and re-grant) any option or, if applicable, other award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Federal Income Tax Consequences of the Amended and Restated Plan

The following discussion of certain relevant federal income tax effects applicable to stock options and other stock-based awards granted under the Amended and Restated Plan is a summary only, and reference is made to the Internal Revenue Code for a complete statement of all relevant federal tax provisions.

Options. With respect to nonqualified options (“NSO”), the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of Common Stock are issued to a participant (“option shares”) pursuant to the exercise of an ISO granted under the Amended and Restated Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant (a “disqualifying disposition”), then, generally (i) the participant will not realize ordinary income upon exercise and (ii) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.”

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If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares.

Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NSO as discussed above.

In general, we will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income.

Payment of Option Price in Shares. If an option is exercised through the use of Company Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction. However, if the previously owned shares were acquired on the exercise of an incentive stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise a stock option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income in the amount described above.

SARs. The recipient of a grant of SARs will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized.

Restricted Stock. A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the Amended and Restated Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

Other Types of Awards. With respect to other awards under the Amended and Restated Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.

Deductibility Limit on Compensation in Excess of $1 Million. Section 162(m) of the Internal Revenue Code generally limits the deductible amount of total annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the Amended and Restated Plan) by a public company to each “covered employee” (the chief executive officer and three next most highly compensated executive officers of the Company other than the chief financial officer) to no more than $1 million. Excluded from total compensation for this purpose is compensation that is “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code. Unless an exception applies, compensation otherwise deductible in connection with awards granted under the Amended and Restated Plan will be subject to this limit.

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Amended and Restated Plan Benefits

Awards under the Amended and Restated Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates and the exercise decisions made by the participant. Accordingly, the benefits to be provided under the Amended and Restated Plan in the future are not determinable at this time. On October 8, 2012, the closing per-share trading price of the Company’s Common Stock was $7.30. As of October 8, 2012, there were no stock options previously granted under the Plan.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares entitled to vote and represented at the Annual Meeting in person or by proxy will be required to approve the Plan Share Increase, as embodied in the Amended and Restated Plan. Abstentions and broker non-votes will be counted and will have the same effect as a vote against the Plan Share Increase.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 7:

THE COMPENSATION COMMITTEE AND BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE PLAN SHARE INCREASE.

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OTHER MATTERS

Section 16(a) Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our Common Stock, to file reports of ownership and changes of ownership with the SEC.  Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports we received and on written representations from reporting persons, we believe that, during fiscal year 2012, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except with respect to a grant of RSU’s issued to Gus Halas on January 1, 2012, which was filed late via an amended Form 4 on March 12, 2012.

Future Proposals of Security Holders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2013 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. We expect that our 2013 annual meeting of stockholders will be held more than thirty (30) days before the anniversary of the Annual Meeting. Consequently, the deadline for submitting stockholders proposals is a reasonable time before we begin to print and send our proxy materials for the 2013 annual meeting of stockholders. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Because we expect that the 2013 annual meeting of stockholders will be held more than twenty-five (25) days before the anniversary of the Annual Meeting, Stockholders who wish to make a proposal at the 2013 annual meeting of stockholders, other than one that will be included in our proxy materials, must notify us of such proposal not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the 2013 annual meeting was mailed or such public disclosure of the date of the 2013 annual meeting was made, whichever first occurs (the “Notice Deadline”). For such notice to be timely, we must receive the notice by the Notice deadline. The proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

Householding of Materials

In some instances, only one copy of the Notice, this Proxy Statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this Proxy Statement or our annual report, as applicable, you may call us at 303.260.7125, or send a written request to Triangle Petroleum Corporation, 1200 17th Street, Suite 2600, Denver, Colorado 80202, attention: Investor Relations. If you have received only one copy of the Notice, this Proxy Statement or our annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, this Proxy Statement or our annual report, may request delivery of a single copy, also by calling the number or writing to us at the address listed above.

Stockholder Communications

The Board of Directors welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board of Directors, to any committee, to the non-management directors or to any director in particular, to: Triangle Petroleum Corporation, 1200 17th Street, Suite 2600, Denver, Colorado 80202, attention: Corporate Secretary.

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Other Business

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Jonathan Samuels

President & Chief Executive Officer

Denver, Colorado

October 15, 2012

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Annex A – Form of Agreement and Plan of Merger

THIS AGREEMENT AND PLAN OF MERGER, dated as of [•], 2012 (this “Agreement”), is entered into by and between Triangle Petroleum Corporation, a Nevada corporation (“Triangle-Nevada”), and Triangle Petroleum Corporation, a Delaware corporation (“Triangle-Delaware”). Triangle-Nevada and Triangle-Delaware are hereinafter sometimes collectively referred to as the “Constituent Corporations.”

WITNESSETH:

WHEREAS, Triangle-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, Triangle-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of Triangle-Nevada;

WHEREAS, Triangle-Nevada has authority to issue 70,000,000 shares of Common Stock, $0.00001 par value per share (“Triangle-Nevada Common Stock”), of which [•] shares are issued and outstanding;

WHEREAS, Triangle-Delaware has authority to issue [70,000,000]/[140,000,000]1 shares of Common Stock, $0.00001 par value per share (“Triangle-Delaware Common Stock”)[, and 22,500,000 shares of Preferred Stock, $0.00001 par value per share]2;

WHEREAS, 100 shares of Triangle-Delaware Common Stock are issued and outstanding, all of which are owned by Triangle-Nevada;

WHEREAS, the respective Boards of Directors of Triangle-Nevada and Triangle-Delaware have determined that it is advisable and in the best interests of such corporations and their stockholders that Triangle-Nevada merge with and into Triangle-Delaware upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the purpose of the Merger (as defined below) is, among other things, to change the state of incorporation of Triangle-Nevada to enable Triangle-Nevada to avail itself of the advantages that the corporate laws of Delaware afford to public companies and their officers and directors;

WHEREAS, for United States federal income tax purposes, the parties hereto intend the Merger (as defined below) to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, the Board of Directors of Triangle-Nevada has approved this Agreement and directed that this Agreement be submitted to a vote of Triangle-Nevada stockholders for approval in accordance with Chapter 92A of the Nevada Revised Statutes (the “NRS”), and the stockholders of Triangle-Nevada have approved this Agreement and the Merger;

WHEREAS, the Board of Directors of Triangle-Delaware has approved this Agreement by execution of a written consent in accordance with Section 228 of the Delaware General Corporation Law.

1         If the stockholders approve both the Reincorporation and the Authorized Share Increase, the Company intends to authorize 140,000,000 shares of Common Stock under the Certificate of Incorporation of Triangle-Delaware.

2         If the stockholders approve both the Reincorporation and the Preferred Share Authorization, the Company intends to authorize 22,500,000 shares of Preferred Stock under the Certificate of Incorporation of Triangle-Delaware.

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NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants herein contained, Triangle-Nevada and Triangle-Delaware hereby agree as follows:

1:         Merger. Triangle-Nevada shall be merged with and into Triangle-Delaware (the “Merger”) in accordance with Section 253 of the Delaware General Corporation Law (the “DGCL”) and Section 92A.120 and 92A.190 of the NRS such that Triangle-Delaware shall be the surviving corporation (hereinafter sometimes referred to as the “Surviving Corporation”). The Merger shall become effective on the date and at the time (the “Effective Time”) stated in the Articles of Merger complying with NRS Chapter 92A, and the Certificate of Merger complying with the DGCL, executed and acknowledged on behalf of Triangle-Delaware and Triangle-Nevada in accordance with the requirements of the NRS and the DGCL, respectively, and filed with the Nevada Secretary of State and the Delaware Secretary of State, respectively.

2:         Governing Documents. The Certificate of Incorporation of Triangle-Delaware, as in effect on the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable law. The Bylaws of Triangle-Delaware in effect on the Effective Time shall be the Bylaws of the Surviving Corporation.

3:         Directors. The persons who are directors of Triangle-Nevada immediately prior to the Effective Time shall, after the Effective Time, be the directors of the Surviving Corporation, without change until their successors have been duly elected and qualified in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

4:         Officers. The persons who are officers of Triangle-Nevada immediately prior to the Effective Time shall, after the Effective Time, be the officers of the Surviving Corporation, without change until their successors have been duly elected and qualified in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

5:         Succession. At the Effective Time, in accordance with NRS 92A.250 the separate corporate existence of Triangle-Nevada shall cease and (i) all the rights, privileges, powers and franchises of a public and private nature of each of the Constituent Corporations, subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; (ii) all assets, property, real, personal and mixed, belonging to each of the Constituent Corporations; and (iii) all debts due to each of the Constituent Corporations on whatever account, including stock subscriptions and all other things in action, in each case, shall succeed to, be vested in and become the property of the Surviving Corporation without any further act or deed as they were of the respective Constituent Corporations. The title to any real estate vested by deed or otherwise and any other asset, in either of such Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger, and all rights of creditors and all liens upon any property of Triangle-Nevada shall be preserved unimpaired. To the extent permitted by law, any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Triangle-Nevada, its stockholders, Board of Directors and committees thereof, officers and agents that were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Triangle-Nevada. The employees and agents of Triangle-Nevada shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of Triangle-Nevada.

6:         Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Triangle-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Triangle-Nevada, and otherwise to carry out the purposes of this Agreement. The officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Triangle-Nevada or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

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7:         Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, (i) each share of Triangle-Nevada Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into one (1) validly issued, fully paid and non-assessable share of Triangle-Delaware Common Stock; (ii) each security convertible into or exercisable or exchangeable for Triangle-Nevada Common Stock issued and outstanding immediately prior to the Effective Time under the Triangle-Nevada 2011 Omnibus Incentive Plan (the “Triangle-Nevada Omnibus Plan”) and the Triangle-Nevada Stock Option Plan (the “Triangle-Nevada Option Plan” and, together with the Triangle-Nevada Omnibus Plan, the “Triangle-Nevada Plans”) shall be changed and converted, exercised or exchanged, upon the same restrictions, terms and conditions, into an option to purchase or other right to acquire, upon the same terms and conditions, the number of shares of Triangle-Delaware Common Stock that is equal to the number of shares of Triangle-Nevada Common Stock that the holder would have received had the holder exercised such option to purchase or other right to acquire in full immediately prior to the Effective Time (whether or not such option to purchase or other right to acquire was then exercisable) and the exercise price per share or conversion price or ratio per share under each of said option to purchase or other right to acquire shall be the exercise price per share or conversion price or ratio per share thereunder immediately prior to the Effective Time, (iii) the 5.0% convertible promissory note issued to NGP Triangle Holdings, LLC convertible into Triangle-Nevada Common Stock shall be changed and converted, upon the same restrictions, terms and conditions, into the right to acquire, upon the same terms and conditions, the number of shares of Triangle-Delaware Common Stock that is equal to the number of shares of Triangle-Nevada Common Stock that the holder would receive had the holder exercised such right to acquire in full immediately prior to the Effective Time (whether or not such right to acquire was then exercisable) and the conversion ratio per share under the right to acquire shall be the conversion ratio per share thereunder immediately prior to the Effective Time, and (iv) each share of Triangle-Delaware Common Stock issued and outstanding immediately prior to the Effective Time and held by Triangle-Nevada shall be cancelled, without any consideration being issued or paid therefor, and shall resume the status of authorized and unissued shares of Triangle-Delaware Common Stock, and no shares of Triangle-Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof. After the Effective Time, the Surviving Corporation shall reflect in its stock ledger the number of shares of Triangle-Delaware Common Stock to which each stockholder of Triangle-Nevada is entitled pursuant to the terms hereof.

8:         Conversion of Plans. The terms of the Triangle-Nevada Plans, as in effect at the Effective Time, shall remain in full force and effect with respect to each option to purchase or other right to acquire shares of Triangle-Nevada Common Stock after giving effect to the Merger and the assumptions by Triangle-Delaware as set forth above.

9:         Fractional Shares. No fractional shares of Triangle Delaware Common Stock shall be issued upon the conversion of any shares of Triangle-Nevada Common Stock.

10:       Stock Certificates. At the Effective Time, each certificate representing issued and outstanding shares of Triangle-Nevada Common Stock immediately prior to the Effective Time shall be deemed and treated for all purposes as representing the shares of Triangle-Delaware Common Stock into which such shares of Triangle-Nevada Common Stock have been converted as provided in this Agreement. Each stockholder of Triangle-Nevada may, but is not required to, exchange any existing stock certificates representing shares of Triangle-Nevada Common Stock for stock certificates representing the same number of shares of Triangle-Delaware Common Stock. All shares of Triangle-Delaware Common Stock into which shares of Triangle-Nevada Common Stock shall have been converted pursuant to this Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. At the Effective Time, the holders of certificates representing Triangle-Nevada Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to Triangle-Delaware Common Stock into which their shares of Triangle-Nevada Common Stock have been converted as provided in this Agreement. At the Effective Time, the stock transfer books of Triangle-Nevada shall be closed, and no transfer of shares of Triangle-Nevada Common Stock outstanding immediately prior to the Effective Time shall thereafter be made or consummated.

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11:      Stockholder Approval. This Agreement has been submitted to a vote of the stockholders of Triangle-Nevada in accordance with the laws of the State of Nevada and the State of Delaware, respectively. In the event that this Agreement shall not be approved by the requisite vote of stockholder of Triangle-Nevada entitled to vote thereon, this Agreement shall thereupon be terminated without further action of the parties hereto.

12:      Amendment. Subject to compliance with the provisions of NRS 92A.120(9), the parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Agreement prior to the Effective Time.

13:      Abandonment. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Triangle-Delaware or Triangle-Nevada or both, notwithstanding the approval of this Agreement by the stockholders of Triangle-Nevada or the sole stockholder of Triangle-Delaware.

14:      Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

15:      Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

16:     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the choice or conflict of law provisions contained therein to the extent that the application of the laws of another jurisdiction will be required thereby.

17:      Plan of Reorganization. This Agreement is hereby adopted as a “plan of reorganization” within the meaning of Section 368 (a) of the Code.

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     IN WITNESS WHEREOF, Triangle-Nevada and Triangle-Delaware have caused this Agreement and Plan of Merger to be executed and delivered as of the date first written above.

Triangle Petroleum Corporation, a Nevada corporation

By:
Name:
Title:

Triangle Petroleum Corporation, a Delaware corporation

By:
Name:
Title:

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Annex B – Form of Certificate of Incorporation of Triangle-Delaware

CERTIFICATE OF INCORPORATION

OF

TRIANGLE PETROLEUM CORPORATION

FIRST: The name of the Corporation is Triangle Petroleum Corporation (hereinafter the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is [70,000,000]/[92,500,000]/[140,000,000]/[162,500,000]1 of which the Corporation shall have authority to issue [70,000,000]/[140,000,000] shares of Common Stock, each having a par value of $0.00001 per share[, and 22,500,000 shares of Preferred Stock, each having a par value of $0.00001 per share].

The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

FIFTH: The name and mailing address of the Sole Incorporator is as follows:

Name	Address
[●]	[●]

1 If the stockholders approve the Reincorporation but neither the Authorized Share Increase nor the Preferred Share Authorization, the authorized shares will remain at 70,000,000 shares of common stock. If the stockholders approve the Reincorporation and the Preferred Share Authorization but not the Authorized Share Increase, the authorized shares will increase to 92,500,000 shares, consisting of 70,000,000 shares of common stock and 22,500,000 shares of preferred stock. If the stockholders approve the Reincorporation and the Authorized Share Increase but not the Preferred Share Authorization, the authorized shares will increase to 140,000,000 shares, consisting of 140,000,000 shares of common stock. If the stockholders approve the Reincorporation, the Authorized Share Increase, and the Preferred Share Authorization, the authorized shares will increase to 162,500,000 shares, consisting of 140,000,000 shares of common stock and 22,500,000 shares of preferred stock.

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SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1)    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(2)         In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 ⅔%) of the voting power of the shares entitled to vote in connection with the election of directors of the Corporation.

(3)    The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation. Election of directors need not be by written ballot unless the Bylaws so provide.

(4)    Any director or the entire Board of Directors may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of at least two-thirds (⅔) of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

(5)    No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

(6)    Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

(7)    In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

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EIGHTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by applicable law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article 8 shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Corporation of an undertaking by or on behalf of the director or officer receiving advancement to repay the amount advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation under this Article 8.

The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article 8 to directors and officers of the Corporation.

The rights to indemnification and to the advancement of expenses conferred in this Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Any repeal or modification of this Article 8 by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

NINTH: Any action which may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote, only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all the outstanding capital stock of the Corporation entitled to vote on such action.

TENTH: Unless otherwise required by law, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board of Directors, if there be one, (ii) the President, (iii) the Secretary or (iv) any Assistant Secretary, if there be one, or shall be called by any such officer at the request in writing of (i) the Board of Directors or (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings. The ability of the stockholders to call a Special Meeting of Stockholders is hereby specifically denied.

ELEVENTH: The Corporation reserves the right, subject to any provision of this Certificate of Incorporation or the Bylaws of the Corporation, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, this Article ELEVENTH, Article TENTH and sections (2), (3) and (4) of Article SIXTH may not be supplemented, amended, altered, changed, or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such supplement, amendment, alteration, change or repeal is approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 ⅔%) of the combined voting power of the then outstanding shares of stock of all classes of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this [●] day of [●], 2012.

[Name]
Sole Incorporator

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Annex C – Form of Bylaws of Triangle-Delaware

BYLAWS

OF

TRIANGLE PETROLEUM CORPORATION

A Delaware Corporation

Effective [●], 2012

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	ARTICLE IX

AMENDMENTS		16

Section 1.	Amendments	16
Section 2.	Entire Board of Directors	16

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BYLAWS

OF

TRIANGLE PETROLEUM CORPORATION

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

Section 1.          Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware or at such other place within Delaware as the board of directors of the Corporation (the “Board of Directors”) may from time to time determine.

Section 2.          Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.          Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the General Corporation Law of the State of Delaware (the “DGCL”).

Section 2.          Annual Meetings. The Annual Meeting of Stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders.

Section 3.          Special Meetings. Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended from time to time (the “Certificate of Incorporation”), Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, (ii) the President, (iii) the Secretary or (iv) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of (i) the Board of Directors or (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings. Such request shall state the purpose or purposes of the proposed meeting. At a Special Meeting of Stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 4.          Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting.

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Section 5.          Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 4 hereof shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

Section 6.          Quorum. Unless otherwise required by applicable law or the Certificate of Incorporation, the holders of one-third (1/3) of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 5 hereof, until a quorum shall be present or represented.

Section 7.          Voting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, or permitted by the rules of any stock exchange on which the Corporation’s shares are listed and traded, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation’s capital stock represented at the meeting and entitled to vote on such question, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 11(a) of this Article II, each stockholder represented at a meeting of the stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 8 of this Article II. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 8.          Proxies. Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(i)          A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii)         A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

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Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 9.          Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all of the outstanding capital stock of the Corporation entitled to vote on such action and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 9 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 9, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 9.

Section 10.         List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or, if not so specified, at the place where the meeting is to be held or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

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Section 11.         Record Date.

(a)         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)         In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 12.         Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 10 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 13.         Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

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Section 14.         Inspectors of Election. In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman, or the President shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable law.

Section 15.         Nature of Business at Meetings of Stockholders. Only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of Section 16 of this Article II) may be transacted at an Annual Meeting of Stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 15 of this Article II and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 15 of this Article II.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each matter such stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (b) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting; and (v) any other information relating to such person that would be required to be disclosed in a Proxy Statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the Annual Meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

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A stockholder providing notice of business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 15 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the Annual Meeting.

No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 15 of this Article II; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 15 of this Article II shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

Nothing contained in this Section 15 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s Proxy Statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

Section 16.         Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock, if any, of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 16 of this Article II and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting or Special Meeting and (ii) who complies with the notice procedures set forth in this Section 16 of this Article II.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting or a Special Meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; and (iv) any other information relating to such person that would be required to be disclosed in a Proxy Statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of the stockholder giving the notice and the name and principal place of business of such beneficial owner, (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting or Special Meeting to nominate the persons named in its notice; and (v) any other information relating to such person that would be required to be disclosed in a Proxy Statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

A stockholder providing notice of any nomination proposed to be made at an Annual Meeting or Special Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 16 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting or Special Meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such Annual Meeting or Special Meeting.

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No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 16 of this Article II. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE III

DIRECTORS

Section 1.         Number and Election of Directors. The Board of Directors shall consist of not less than three nor more than fifteen members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article III, a nominee for director shall be elected to the Board of Directors if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such meeting. Each director so elected shall hold office until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

Section 2.         Vacancies. Unless otherwise required by law or the Certificate of Incorporation, vacancies on the Board of Directors or any committee thereof arising through death, resignation, removal, an increase in the number of directors constituting the Board of Directors or such committee or otherwise may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The directors so chosen shall, in the case of the Board of Directors, hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal and, in the case of any committee of the Board of Directors, shall hold office until their successors are duly appointed by the Board of Directors or until their earlier death, resignation or removal.

Section 3.         Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 4.         Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President or the Chief Executive Officer. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, the President, the Chief Executive Officer, or any director serving on such committee. Notice thereof stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or electronic means on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

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Section 5.         Organization. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, a director chosen by a majority of the directors present, shall act as chairman. Except as provided below, the Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 6.         Resignations and Removals of Directors. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, if there be one, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, if any, any director or the entire Board of Directors may be removed from office at any time by the affirmative vote of the holders of at least two-thirds (⅔) in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

Section 7.         Quorum. Except as otherwise required by law, the Certificate of Incorporation or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading, at all meetings of the Board of Directors or any committee thereof, one-third (1/3) of the entire Board of Directors or one-third (1/3) of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 8.         Actions of the Board of Directors by Written Consent. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 9.         Meetings by Means of Conference Telephone. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting.

Section 10.         Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Subject to the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling.

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Section 11.         Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

Section 12.         Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV

OFFICERS

Section 1.         General. The officers of the Corporation shall consist of a Chief Executive Officer, President, Chief Financial Officer and a Secretary, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. All officers must be natural persons and any natural person may hold two or more offices.

Section 2.         Election, Qualification and Term of Office. Each of the officers shall be elected by the Board of Directors. None of said officers need be a director. Except as hereinafter provided, each of said officers shall hold office from the date of his/her election until the next annual meeting of the Board of Directors and until his/her successor shall have been duly elected and qualified or until his or her removal or resignation.

Section 3.         Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

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Section 4.         Removal. The Board of Directors shall have the right to remove, with or without cause, any officer whenever in its judgment the best interests of the Corporation will be served thereby.

Section 5.         Resignation. Any officer may resign at any time by giving notice to the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 6.         Vacancies. The Board of Directors shall fill any office which becomes vacant with a successor who shall hold office for the unexpired term and until his/her successor shall have been duly elected and qualified or until his/her removal or resignation.

Section 7.         Powers and Duties. The powers and duties of the respective corporate officers shall be determined by the Board of Directors.

Section 8.         Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 9.         Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

STOCK

Section 1.         Shares of Stock. The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors adopts a resolution permitting shares to be uncertificated. Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Executive Vice President, and (b) the Chief Financial Officer, the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2.         Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.         Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to identify the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

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Section 4.         Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.         Dividend Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.         Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7.         Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VI

NOTICES

Section 1.         Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary, if any, of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. Notice to directors or committee members may be given personally or by telegram, telex, cable or by means of electronic transmission.

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Section 2.         Waivers of Notice. Whenever any notice is required by applicable law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these Bylaws.

ARTICLE VII

GENERAL PROVISIONS

Section 1.         Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 8 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2.         Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.         Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4.         Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

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ARTICLE VIII

INDEMNIFICATION

Section 1.         Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 2.         Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3.         Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4.         Good Faith Defined. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be.

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Section 5.         Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 1 or Section 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 6.         Expenses Payable in Advance. Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 7.         Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and Section 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or Section 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

Section 8.         Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 9.         Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

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Section 10.         Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 11.         Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VIII), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

Section 12.         Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX

AMENDMENTS

Section 1.          Amendments. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of the stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 ⅔%) of the voting power of shares entitled to vote in connection with the election of directors of the Corporation or by a majority of the entire Board of Directors then in office.

Section 2.          Entire Board of Directors. As used in this Article IX and in these Bylaws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

* * *

Adopted as of:                [•]

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Annex D – Form of Triangle Delaware Director Resignation Policy

An incumbent Director who fails to receive a majority vote in an uncontested election in accordance with the Bylaws shall, within five days following the certification of the election results, tender his or her written resignation to the Chairman of the Board of Directors (the "Board") for consideration by the Nominating and Corporate Governance Committee (the "Committee").

The Committee shall consider such tendered resignation and, within 45 days following the date of the stockholders' meeting at which the election of directors occurred, shall make a recommendation to the Board concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board, the Committee shall consider all factors deemed relevant by the members of the Committee including, without limitation, the stated reason or reasons why stockholders voted against such Director's re-election, the qualifications of the Director (including, for example, whether the Director serves on the audit committee of the Board as an "audit committee financial expert" and whether there are one or more other Directors qualified, eligible and available to serve on the audit committee in such capacity), and whether the Director's resignation from the Board would be in the best interests of the Company and its stockholders.

The Committee also shall consider a range of possible alternatives concerning the Director's tendered resignation as the members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Committee to have substantially resulted in such Director failing to receive the required number of votes for re-election.

The Board shall take formal action on the Committee's recommendation no later than 90 days following the date of the stockholders' meeting at which the election of directors occurred. In considering the Committee's recommendation, the Board shall consider the information, factors and alternatives considered by the Committee and such additional information, factors and alternatives as the Board deems relevant.

Following the Board's decision on the Committee's recommendation, the Company, within four business days after such decision is made, shall publicly disclose, in a Form 8-K filed with the Securities and Exchange Commission, the Board's decision, together with a full explanation of the process by which the decision was made and, if applicable, the Board's reason or reasons for rejecting the tendered resignation.

No Director who, in accordance with this Policy, is required to tender his or her resignation, shall participate in the Committee's deliberations or recommendation, or in the Board's deliberations or determination, with respect to accepting or rejecting his or her resignation as a Director. If a majority of the members of the Committee fail to receive the required number of votes for re-election, then the independent Directors then serving on the Board who were elected at the stockholders' meeting at which the election occurred, and the independent Directors, if any, who were not standing for election at such stockholders' meeting, will appoint an ad hoc Board committee from amongst themselves (the "Ad Hoc Committee"), consisting of such number of independent Directors as they may determine to be appropriate, solely for the purpose of considering and making a recommendation to the Board with respect to the tendered resignations. The Ad Hoc Committee shall serve in place of the Committee and perform the Committee's duties for purposes of this Policy. Notwithstanding the foregoing, if an Ad Hoc Committee would have been created but fewer than three Directors would be eligible to serve on it, the entire Board (other than the individual Director whose resignation is being considered) shall make the determination to accept or reject the tendered resignation without any recommendation from the Committee and without the creation of an Ad Hoc Committee.

This Policy, as it may from time to time be amended, will be summarized or included in the Company's proxy statement for each meeting of stockholders (annual or special) at which Directors are to be elected.

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Annex E – Certificate of Amendment of Articles of Incorporation

Article 3 titled “Authorized Stock” is hereby amended to read in its entirety as follows:1

“The Corporation is authorized to issue two classes of stock, designated “common stock” and “preferred stock.” The number of shares of common stock authorized is 140,000,000, with a par value of $0.00001 per share. The number of shares of preferred stock authorized is 22,500,000, with a par value of $0.00001 per share. The holders of the common stock or preferred stock shall have no preemptive rights to subscribe for or purchase any shares of any class of stock of the Corporation, whether now or hereafter authorized.

The Board of Directors of the Corporation is authorized to determine the number of series into which shares of preferred stock may be divided, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the preferred stock or any series thereof or any holders thereof, to determine and alter the designations, powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of preferred stock or the holders thereof, to fix the number of shares of that series and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.”

1         If the stockholders do not approve the Reincorporation or the Authorized Share Increase but do approve the Preferred Share Authorization, then the number of shares of common stock authorized for issuance will remain at 70,000,000 shares of common stock. If the stockholders do not approve the Reincorporation or the Preferred Share Authorization but do approve the Authorized Share Increase, then the number of classes of stock shall remain at one and no preferred stock will be authorized. If the stockholders do not approve the Reincorporation but do approve both the Authorized Share Increase and the Preferred Share Authorization, then Article 3 of the Triangle-Nevada Articles will be amended as set forth in this Annex E.

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Annex F – Amended and Restated 2011 Omnibus Incentive Plan

TRIANGLE PETROLEUM CORPORATION
AMENDED AND RESTATED 2011 OMNIBUS INCENTIVE PLAN

1.	Establishment and Purpose.

The purpose of the Triangle Petroleum Corporation Amended and Restated 2011 Omnibus Incentive Plan (the “Plan”) is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling short-term and long-term corporate objectives.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c), neither the Board of Directors, the Committee nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

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All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.	Definitions.

(a)          “Award Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b)          “Annual Incentive Award” shall mean an Award described in Section 6(f) hereof that is based upon a period of one year or less.

(c)          “Award” shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d)          “Board of Directors” shall mean the Board of Directors of the Company.

(e)          “Cause” shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” Cause shall mean (i) Participant’s act(s) of gross negligence or willful misconduct in the course of Participant’s employment hereunder that is or could reasonably be expected to be materially injurious to the Company or any of its Subsidiaries, (ii) willful failure or refusal by Participant to perform in any material respect his or her duties or responsibilities, (iii) misappropriation by Participant of any assets of the Company or any of its Subsidiaries, (iv) embezzlement or fraud committed by Participant, or at his or her direction, (v) Participant’s conviction of, or pleading “guilty” or “ no contest” to a felony under United States state or federal law.

(f)          A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)          any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)         the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

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(iii)        there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)        the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(g)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h)          “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i)          “Company” shall mean Triangle Petroleum Corporation, a Nevada corporation, and, where appropriate, each of its Subsidiaries.

(j)          “Company Stock” shall mean the common stock of the Company, par value $.00001 per share.

(k)          “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l)          “Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

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(n)          The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (i) the closing sales price per share of Company Stock on the U.S. national securities exchange on which such stock is principally traded on the date of the grant of such Award or (ii) if the shares of Company Stock are not then listed on any national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o)          “Full Value Award” means any Award, other than an Option or a Stock Appreciation Right, which Award is settled in Stock.

(p)          “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(q)          “Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(r)          “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(s)          “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(t)          “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(u)          “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(v)         “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(w)          “Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(x)         “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(y)          “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

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(z)          “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(aa)          “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(bb)          “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(cc)         “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(dd)         “Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ee)         “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4.	Stock Subject to the Plan.

(a)          Shares Available for Awards.

The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be 5,900,000 shares, subject to adjustments as provided herein. Notwithstanding the forgoing, of the 5,900,000 shares originally reserved for issuance under this Plan, no more than 75% of such shares shall be issued as Full Value Awards. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)          Individual Limitation.

To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards (other than an Other Cash-Based Award) awarded to any one Participant during any tax year of the Company, shall not exceed 500,000 shares (subject to adjustment as provided herein). With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $2,500,000, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply.

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(c)          Adjustment for Change in Capitalization.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, and (iv) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided, that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided, further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d)          Reuse of Shares.

Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.	Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company or its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6.	Awards Under the Plan.

(a)          Award Agreement.

The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Award Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Award Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Award Agreement.

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(b)          Stock Options.

(i)          Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the shares purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a later date.

(ii)         Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c)          Special Requirements for Incentive Stock Options.

(i)          To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)         No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)          Stock Appreciation Rights.

(i)          The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan; provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (A) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (B) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

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(ii)         The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan; provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (A) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (B) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii)        The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e)          Restricted Stock and Stock Bonus.

(i)          The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Agreements. The vesting of an Award of Restricted Stock granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)         Notwithstanding the foregoing, if the vesting condition for any Full Value Award (including an Award of Restricted Stock) relates exclusively to the passage of time and continued employment of a Participant who is an employee of the Company, such time period shall not be less than 36 months, with no more than thirty-three and one-third percent (33⅓%) of the Award vesting every 12 months from the date of the Award, subject to Sections 7 and 8. If the vesting condition for any Full Value Award (including an Award of Restricted Stock) relates to the attainment of specified Performance Goals, such Full Value Award shall vest over a performance period of not less than one (1) year, subject to Sections 7 and 8.

(iii)        Each Award Agreement with respect to an Award of Restricted Stock shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iv)        The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying an Award of Restricted Stock shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Award Agreement, no shares underlying an Award of Restricted Stock may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

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(v)         If and to the extent that the applicable Award Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying an Award of Restricted Stock granted under the Plan. Unless otherwise provided in the applicable Award Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying an Award of Restricted Stock shall be subject to the same restrictions as the shares underlying such Award of Restricted Stock.

(vi)        The Committee may grant Awards of Stock Bonus, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Award Agreement.

(f)          Performance Awards.

(i)          The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such Award.

(ii)         In the event that the Committee grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (A) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (but, in no event after 25 percent of the period of service has elapsed); (B) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) total shareholder return; (2) net revenues (3) return on total stockholders’ equity; (4) earnings per share of Company Stock; (5) net income (before or after taxes); (6) return on assets; (7) return on investment; (8) return on capital; (9) economic value added; (10) operating budget or margin; (11) contribution margin; (12) earnings from continuing operations; levels of expense, cost or liability; (13) earnings before all or any interest, taxes, depreciation, amortization and/or exploration expense (“EBIT”, “EBITA”, “EBITDA” or “EBITDAX”); (14) debt reduction; (15) market share; (16) reserve growth; (17) reserve replacement; (18) production growth; (19) finding/development costs; (20) lease operating expense; (21) captured prospects; (22) prospecting licenses signed; (23) operated prospects matured to drill ready; (24) drilling programs commenced; (25) drillable prospects, capabilities and critical path items established; (26) third-party capital sourcing; (27) captured net risked resource potential; (28) acquisition cost efficiency; (29) central lease sale position; (30) acquisitions of oil and gas interests; (31) increases in proved, probable or possible reserves; (32) finding and development costs; (33) overhead costs; (34) general and administration expense; (35) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period; and (36) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (C) once granted, the Committee may not have discretion to increase the amount payable under such Award; provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee, to the extent provided by the Committee at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority, to the extent permitted by Section 162(m) of the Code to the extent applicable, to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any Award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Award Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

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(g)          Other Stock-or Cash-Based Awards.

The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such Award. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(h)          Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)          Except as hereinafter provided, each Award Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Award Agreement with respect to an Award of Restricted Stock, an Award of Stock Bonus, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)         Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten (10) years after the date of grant (the “Stated Expiration Date”).

(iii)        Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or Award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)        An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

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(v)         Unless the applicable Award Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i)          Payment of Award Price.

(i)          Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)         Payment of the Option exercise price and of any other payment required by the Award Agreement to be made pursuant to any other Award shall be made in any combination of the following: (A) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (B) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (C) unless otherwise provided in the applicable Award Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Common Stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (D) unless otherwise provided in applicable Award Agreement, and as permitted by the Committee, on a net-settlement basis with the Company withholding the amount of Common Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (D) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Award Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7.	Termination of Employment.

(a)          Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), all outstanding Options and Stock Appreciation Rights granted to such Participant that are either exercisable or not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b)          Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a) or (c) hereof (including for death or Disability), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

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(c)          Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” as determined in the Committee’s sole discretion or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of one (1) year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(d)          Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.	Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a)          With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service (1) by the Company without Cause or (2) by the Participant for “good reason” as determined in the Committee’s sole discretion or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)          With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)          For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to a share of Company Stock, the Award instead confers the right to receive common stock of the acquiring entity.

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(d)          Notwithstanding any other provision of the Plan, (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (A) the excess of the consideration paid per share of Common Stock in the Change in Control over the exercise or purchase price (if any) per share of Common Stock subject to the Award multiplied by (B) the number of shares of Common Stock granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.	Miscellaneous.

(a)          Award Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b)          Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10.	No Special Employment Rights; No Right to Award.

(a)          Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)          No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.	Securities Matters.

(a)          The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any other applicable laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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(b)          The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.	Withholding Taxes.

(a)          Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, local and other withholding tax requirements related thereto.

(b)          Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local and other withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.	Non-Competition, Code of Ethics and Clawback Policy.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority and the Company’s code of ethics policy and other policies applicable to such Participant as is in effect from time to time. Awards shall be subject to any clawback policy adopted by the Company from time to time.

14.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.	Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

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16.	Transfers Upon Death; Nonassignability.

(a)          A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)          During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Chief Financial Officer (or other designated officer) of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.	Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan (and any grants of Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Colorado, without reference to its principles of conflicts of law.

19.	Participant Rights.

(a)          No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b)          Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and Awards under the Plan, whether or not such persons are similarly situated.

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20.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.	No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Interpretation.

The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (a) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (b) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

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TRIANGLE PETROLEUM CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints PETER HILL and JONATHAN SAMUELS and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of common stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on November 16, 2012, at 9:00 a.m., local time, at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, Colorado 80202, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

The following Proxy Materials are available for your review at http://viewproxy.com/trianglepetroleum/2012/:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

Please mark your votes like this ☒

1. Election of Directors

NOMINEES: 01 Peter Hill
02 Jonathan Samuels
03 F. Gardner Parker
04 Gus Halas
05 Randal Matkaluk
06 Roy A. Aneed

FOR all Nominees listed to the left ☐

WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Proposal to ratify appointment of KPMG LLP as independent registered public accounting firm
☐ FOR ☐ AGAINST ☐ ABSTAIN

5. Proposal to approve an increase in the total number of shares of authorized common stock to 140,000,000
☐ FOR ☐ AGAINST ☐ ABSTAIN

6. Proposal to approve the authorization of 22,500,000 shares of preferred stock
☐ FOR ☐ AGAINST ☐ ABSTAIN

7. Proposal to amend the 2011 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance under such plan to an aggregate 5,900,000 shares
☐ FOR ☐ AGAINST ☐ ABSTAIN

Signature ______________________ Signature ______________________ Date ______________, 2012

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

As a stockholder of TRIANGLE PETROLEUM CORPORATION, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on November 15, 2012.

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET
Vote Your Proxy on the Internet:
Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE
Vote Your Proxy by Phone:
Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL
Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY